INTERNATIONAL WESTERN PETROLEUM, INC.

Estimated Future Reserves and Income

Coleman County, Texas

As of March 1, 2016

RALPH E. DAVIS
An Opportune Company

Table of Contents

International Western Petroleum, Inc.

Table of Contents

Discussion

RALPH E. DAVIS
An Opportune Company

April 19, 2016

International Western Petroleum, Inc.
5525 N. MacArthur Blvd, Suite 240
Irving, TX 76038

Attention: Benjamin Tran
Chairman

Gentlemen:

At the request of International Western Petroleum, Inc. ("IWP"), the firm of Ralph E. Davis Associates, LLC ("Davis") has prepared an evaluation of the oil and natural gas reserves on leaseholds in which IWP has certain interests operated by International Western Oil Corp. The purpose of this report is to present a summary of the proved developed producing, proved developed behind pipe and proved undeveloped reserves that in our opinion meet the criteria for proved reserve volumes in keeping with the directives of the Securities and Exchange Commission as detailed later in this report.

Davis has evaluated certain proved developed producing, proved developed behind pipe and proved undeveloped properties, all of which are located in Coleman County, Texas in the United States. We have prepared these estimates of the reserves, future production and income attributable to the subject interests with an effective date of March 1, 2016, having completed the evaluation of said estimate of reserves based upon the information presented within this report, on April 19, 2016.

The reserves associated with this review have been classified in accordance with the definitions of the Securities and Exchange Commission as found in Part 210—Form and Content of and Requirements for Financial Statements, Securities Act of 1933, Securities Exchange Act of 1934, Public Utility Holding Company Act of 1935, Investment Company Act of 1940, Investment Advisers Act of 1940, and Energy Policy and Conservation Act of 1975, under Rules of General Application § 210.4-10 Financial accounting and reporting for oil and gas producing activities pursuant to the Federal securities laws and the Energy Policy and Conservation Act of 1975. A summation of these definitions is included as a portion of this letter.

We have also estimated the future net revenue and discounted present value associated with these reserves as of March 1, 2016, utilizing a scenario of non-escalated product prices as well as non-escalated costs of operations, i.e., prices and costs were not escalated above current values as detailed later in this report. The present value is presented for your information and should not be construed as an estimate of the fair market value.

The results of our study related to our estimate of the Total Proved Reserves attributable to IWP and remaining to be produced as of March 1, 2016 are as follows:

Estimated Proved Reserves
Net to International Western Petroleum, Inc.
SEC Non-Escalated Analysis
As of March 1, 2016

	Proved						
		Producing		**Behind Pipe**		**Undeveloped**	**Total**
Net Reserves							
Oil/Condensate-MBbls		12.2		54.3		75.7	142.2
Gas-MMCF		38.6		13.6		62.8	115.0
Income Data (M$)							
Future Gross Revenue	$	581.8	$	2,353.7	$	3,347.8	6,283.3
Ad Valorem Tax	$	14.6	$	58.8	$	83.7	157.1
Severance Tax	$	28.6	$	108.9	$	156.8	294.3
Operating Costs	$	228.5	$	208.1	$	357.6	794.2
Capital Costs	$	-	$	164.2	$	947.6	1,111.7
Future Net Income (FNI)	$	310.2	$	1,813.7	$	1,802.1	3,926.0
FNI @ 10%	$	259.6	$	1,127.0	$	982.1	2,368.7

Note: There may be differences in the addition as a result of computer program rounding of numbers.

Liquid volumes are expressed in thousands of barrels (MBbls) of stock tank oil. Gas volumes are expressed in millions of standard cubic feet (MMSCF) at the official temperature and pressure bases of the areas wherein the gas reserves are located.

A summary presentation by reserve category at the scheduled price scenario is included behind the economic summary analysis tab.

Discussion

The scope of this study was to review basic information compiled by and prepare estimates of the proved reserves attributable to the interests of IWP. Reserve estimates were prepared by Davis using acceptable evaluation principles for each source and were based in large part on the basic information supplied by IWP and public data sources.

The quantities presented herein are estimated reserves of oil and natural gas that geologic and engineering data demonstrate can be recovered from known reservoirs under current economic conditions with reasonable certainty. Proved undeveloped locations are scheduled to be drilled such that the investment cost will be fully recovered prior to recovery of estimated reserve volumes.

The evaluated properties are operated by IWP operating company. All proved developed producing properties were reviewed for this evaluation and all requested data was made available by IWP. Data provided includes well logs, production data, timing of future development, drilling and investments.

Certain properties have been drilled, completed, and are producing from a deeper zone within the existing wellbore. Many of these contain additional reserves in shallower intervals not yet completed within an existing wellbore and have been classified as proved behind pipe reserves. All of these properties are considered to have recoverable reserves and are scheduled to be placed on production at a future time.

Reserves classified as undeveloped are scheduled for future drilling beginning in 2017. The undrilled locations have been reviewed on an individual well location basis. The estimates of these recoverable reserves are based on volumetric estimates and well log interpretation. The current leased acreage was not independently verified, but was accepted based on a third party report provided by IWP.

This evaluation has been prepared in accordance with the "Standards Pertaining to the Estimating and Auditing of Oil and Gas Reserves Information" as proclaimed by the Society of Petroleum Engineers", the SPE Standards.

Data Source

Basic well and field data used in the preparation of this report were furnished by IWP or were obtained from commercial sources or from Davis' own database of information. Records as they pertain to factual matters such as acreage controlled the number and depths of wells, reservoir pressure and/or production history, the existence of contractual obligations to others, and similar matters were accepted as presented.

Additionally, the analyses of these properties utilized not only the basic data on the subject wells but also data on analogous properties as provided. Well logs, ownership interest, revenues received from the sale of products and operating costs were furnished by IWP. No physical inspection of the properties was made nor any well tests conducted.

Operating cost data were provided by IWP and were utilized to estimate the direct cost of operation for each property or producing unit. Certain historical costs of operation are charged against a producing unit or group of wells in addition to any individual well costs that may be scheduled for an area. Development costs for new wells to be drilled, wells to be worked over to return intervals to production, anticipated costs to provide for significant field operation, and facility changes were provided by IWP and are reported to be based upon recent field activity.

Ownership

Ownership interests in the subject properties have been furnished by IWP and accepted by Davis as accurate without independent verification.

Reserve Estimates

The estimate of reserves included in this report is based primarily upon production history or analogy with wells in the area producing from the same or similar formations. In addition to individual well production history, geological and well test information, when available, were utilized in the evaluation. The unit production histories were analyzed and forecast until a calculated economic limit.

Reserves for the behind pipe categories were estimated using volumetric methods which consolidated well log and subsurface mapping. They are estimated to the limit of profitable operations for each field.

The accuracy of reserve estimates is dependent upon the quality of available data and upon the independent geological and engineering interpretation of that data. Reserve volumes presented in this report are based upon the available data and are calculated using all methods and procedures as we considered necessary under the circumstances to prepare this report and are believed to be reasonable; however, future reservoir performance may justify revision of these estimates. The various methods and procedures used in the evaluation of the subject properties are considered appropriate for an audit of the subject properties.

It should be noted that all reserve estimates involve an assessment of uncertainty relating to the likelihood that the actual remaining quantities recovered will be greater or less than the estimated quantities. The uncertainty depends primarily on the amount of reliable geological and engineering data available at the time of the estimate along with the interpretation of these data. The reserves have been determined using methods and procedures widely accepted within the industry and are believed to be appropriate for the purposes of this report. In our opinion, we used all methods and procedures necessary under the circumstances to prepare this report.

Regulations in the Oil and Gas industry are constantly changing to meet new safety and environmental concerns, in addition to the possibility of some market regulations which have occasionally occurred historically. State, Local or Federal Regulations, such as upon hydraulic fracturing, or drill/production site security and safety, environmental regulations of spills noxious emissions, greenhouse gases, and drill site location, wildlife protections and extensive permitting processes, sometimes with multiple agencies or governments, in the future may all adversely affect the ability of the Registrant to recover the estimated reserves, as well as potentially rendering the reserves uneconomic, in certain, as yet undetermined, circumstances. To the best of the engineers belief, none of the reserves described in this report are negatively impacted as of the date of this report, by any such current regulations.

Producing Rates

For the purpose of this report, estimated reserves are scheduled for recovery primarily on the basis of actual producing rates or appropriate well test information. They were prepared giving consideration to engineering and geological data such as reservoir pressure, anticipated producing mechanisms, the number and types of completions, as well as past performance of analogous reservoirs.

These and other future rates may be subject to regulation by various agencies, changes in market demand or other factors; consequently, reserves recovered and the actual rates of recovery may vary from the estimates included herein. Scheduled dates of future well completions may vary from that provided by IWP due to changes in market demand or the availability of materials and/or capital; however, the timing of the wells and their estimated rates of production are reasonable and consistent with established performance to date.

Pricing Provisions

Prices received for products sold, adjustments due to the BTU content of the gas, shrinkage for transportation, measuring or the removal of liquids, the liquid yield from gas processed, etc., were provided by IWP and were accepted as presented.

The unit prices used throughout this report for crude oil, condensate, and natural gas are based upon the appropriate prices in effect the first trading of each month from March 2015 through February 2016 and averaged for the year.

Crude Oil, Condensate and/or Natural Gas Liquids – The unit price used throughout this report for crude oil and condensate is based upon the average of prices for the twelve month period as indicated above.

An average crude oil price of $47.54 per barrel represents the effective average crude oil price utilized in the evaluation. This scheduled price for 2016 was held flat throughout the remaining producing life of the properties. Prices for the liquid reserves scheduled for initial production at some future date were estimated using this same price. Oil prices were adjusted for price differentials. The average price realized for liquid reserves, crude oil and condensate, over the producing life of the properties, was $42.92 per barrel, and represents the combined effect due to the adjustments for location and quality differentials such as transportation, quality and gravity.

Natural Gas – The unit price used throughout this report for natural gas is based upon the average of prices for the twelve month period as indicated above. An average base gas price of $2.57 per MMBTU represents the effective average natural gas price utilized in the evaluation. The scheduled price for 2016 was held flat throughout the remaining producing life of the properties. Prices for natural gas reserves scheduled for initial production at some future date were estimated using this same price. Gas prices were adjusted for BTU content and price differentials. The average price realized for natural gas reserves over the producing life of the properties, was $1.58 per MMBTU, and represents the combined effect due to the adjustments for location and quality differentials such as transportation and the BTU (heating value) of the gas.

Future Net Income

Future net income is based upon gross income from future production, less direct operating expenses and applicable provincial taxes. Estimated future capital for development was also deducted from gross income at the time it will be expended. No allowance was made for depletion, depreciation, income taxes, or administrative expense.

Direct lease operating expense includes direct cost of operations of each lease or an estimated value for future operations based upon analogous properties. Lease operating expenses and/or capital costs for drilling and/or major workover expense were held flat throughout the producing life of the properties. No provision has been made for the value of salvable equipment or the leases at abandonment, nor were costs included to properly plug and abandon the wells. It is assumed that these costs are minimal and generally offset one another.

Future net income has been discounted for present worth at values ranging from 0 to 100 percent using continuous discounting. In this report, the future net income is discounted at a primary rate of ten (10.0) percent.

General

International Western Petroleum, Inc. has provided access to all of its accounts, records, geological and engineering data, reports, and other information as required for this audit. The ownership interests, product classifications relating to prices, and other factual data were accepted as furnished without verification.

No consideration was given in this report to potential environmental liabilities which may exist, nor were any costs included for potential liability to restore and clean up damages, if any, caused by past operating practices.

Neither Ralph E. Davis Associates, LLC nor any of its employees have any interest in IWP or the properties reported herein. The employment and compensation to make this study are not contingent on our estimate of reserves. The technical persons responsible for preparing the estimates presented herein meet the requirements regarding qualifications, independence, objectivity, and confidentiality set forth in the SEC standards.

The data and work papers used in the preparation of this report are available for examination by authorized parties in our offices. Please feel free to contact us if we can be of further service.

We appreciate the opportunity to be of service to you in this matter and will be glad to address any questions or inquiries you may have.

Very truly yours,

RALPH E. DAVIS ASSOCIATES, LLC

Nathan J. Kucharski
Reservoir Engineer

Allen C. Barron, P.E.
President

STATE OF TEXAS
ALLEN C. BARRON
49284
LICENSED
PROFESSIONAL ENGINEER

Securities and Exchange Commission
Definitions of Reserves

The following information is taken from the United States Securities and Exchange Commission:

PART 210—FORM AND CONTENT OF AND REQUIREMENTS FOR FINANCIAL STATEMENTS, SECURITIES ACT OF 1933, SECURITIES EXCHANGE ACT OF 1934, PUBLIC UTILITY HOLDING COMPANY ACT OF 1935, INVESTMENT COMPANY ACT OF 1940, INVESTMENT ADVISERS ACT OF 1940, AND ENERGY POLICY AND CONSERVATION ACT OF 1975

Rules of General Application
§ 210.4-10 Financial accounting and reporting for oil and gas producing activities pursuant to the Federal securities laws and the Energy Policy and Conservation Act of 1975.

Reserves

Reserves are estimated remaining quantities of oil and gas and related substances anticipated to be economically producible, as of a given date, by application of development projects to known accumulations. In addition, there must exist, or there must be a reasonable expectation that there will exist, the legal right to produce or a revenue interest in the production, installed means of delivering oil and gas or related substances to market, and all permits and financing required to implement the project.

Reserves should not be assigned to adjacent reservoirs isolated by major, potentially sealing, faults until those reservoirs are penetrated and evaluated as economically producible. Reserves should not be assigned to areas that are clearly separated from a known accumulation by a non-productive reservoir (*i.e.*, absence of reservoir, structurally low reservoir, or negative test results). Such areas may contain prospective resources (*i.e.*, potentially recoverable resources from undiscovered accumulations).

Proved Oil and Gas Reserves

Proved oil and gas reserves are those quantities of oil and gas, which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible—from a given date forward, from known reservoirs, and under existing economic conditions, operating methods, and government regulations—prior to the time at which contracts providing the right to operate expire, unless evidence indicates that renewal is reasonably certain, regardless of whether deterministic or probabilistic methods are used for the estimation. The project to extract the hydrocarbons must have commenced or the operator must be reasonably certain that it will commence the project within a reasonable time.

(i) The area of the reservoir considered as proved includes:

(A) The area identified by drilling and limited by fluid contacts, if any, and

(B) Adjacent undrilled portions of the reservoir that can, with reasonable certainty, be judged to be continuous with it and to contain economically producible oil or gas on the basis of available geoscience and engineering data.

(ii) In the absence of data on fluid contacts, proved quantities in a reservoir are limited by the lowest known hydrocarbons (LKH) as seen in a well penetration unless geoscience, engineering, or performance data and reliable technology establishes a lower contact with reasonable certainty.

(iii) Where direct observation from well penetrations has defined a highest known oil (HKO) elevation and the potential exists for an associated gas cap, proved oil reserves may be assigned in the structurally higher portions of the reservoir only if geoscience, engineering, or performance data and reliable technology establish the higher contact with reasonable certainty.

(iv) Reserves which can be produced economically through application of improved recovery techniques (including, but not limited to, fluid injection) are included in the proved classification when:

(A) Successful testing by a pilot project in an area of the reservoir with properties no more favorable than in the reservoir as a whole, the operation of an installed program in the reservoir or an analogous reservoir, or other evidence using reliable technology establishes the reasonable certainty of the engineering analysis on which the project or program was based; and

(B) The project has been approved for development by all necessary parties and entities, including governmental entities.

(v) Existing economic conditions include prices and costs at which economic producibility from a reservoir is to be determined. The price shall be the average price during the 12-month period prior to the ending date of the period covered by the report, determined as an unweighted arithmetic average of the first-day-of-the-month price for each month within such period, unless prices are defined by contractual arrangements, excluding escalations based upon future conditions.

Reasonable certainty. If deterministic methods are used, reasonable certainty means a high degree of confidence that the quantities will be recovered. If probabilistic methods are used, there should be at least a 90% probability that the quantities actually recovered will equal or exceed the estimate. A high degree of confidence exists if the quantity is much more likely to be achieved than not, and, as changes due to increased availability of geoscience (geological, geophysical, and geochemical), engineering, and economic data are made to estimated ultimate recovery (EUR) with time, reasonably certain EUR is much more likely to increase or remain constant than to decrease.

Reliable technology. Reliable technology is a grouping of one or more technologies (including computational methods) that has been field tested and has been demonstrated to provide reasonably certain results with consistency and repeatability in the formation being evaluated or in an analogous formation.

Probable Reserves

Probable reserves are those additional reserves that are less certain to be recovered than proved reserves but which, together with proved reserves, are as likely as not to be recovered.

(i) When deterministic methods are used, it is as likely as not that actual remaining quantities recovered will exceed the sum of estimated proved plus probable reserves. When probabilistic methods are used, there should be at least a 50% probability that the actual quantities recovered will equal or exceed the proved plus probable reserves estimates.

(ii) Probable reserves may be assigned to areas of a reservoir adjacent to proved reserves where data control or interpretations of available data are less certain, even if the interpreted reservoir continuity of structure or productivity does not meet the reasonable certainty criterion. Probable reserves may be assigned to areas that are structurally higher than the proved area if these areas are in communication with the proved reservoir.

(iii) Probable reserves estimates also include potential incremental quantities associated with a greater percentage recovery of the hydrocarbons in place than assumed for proved reserves.

Possible Reserves

Possible reserves are those additional reserves that are less certain to be recovered than probable reserves.

(i) When deterministic methods are used, the total quantities ultimately recovered from a project have a low probability of exceeding proved plus probable plus possible reserves. When probabilistic methods are used, there should be at least a 10% probability that the total quantities ultimately recovered will equal or exceed the proved plus probable plus possible reserves estimates.

(ii) Possible reserves may be assigned to areas of a reservoir adjacent to probable reserves where data control and interpretations of available data are progressively less certain. Frequently, this will be in areas where geoscience and engineering data are unable to define clearly the area and vertical limits of commercial production from the reservoir by a defined project.

(iii) Possible reserves also include incremental quantities associated with a greater percentage recovery of the hydrocarbons in place than the recovery quantities assumed for probable reserves.
(iv) The proved plus probable and proved plus probable plus possible reserves estimates must be based on reasonable alternative technical and commercial interpretations within the reservoir or subject project that are clearly documented, including comparisons to results in successful similar projects.

(v) Possible reserves may be assigned where geoscience and engineering data identify directly adjacent portions of a reservoir within the same accumulation that may be separated from proved areas by faults with displacement less than formation thickness or other geological discontinuities and that have not been penetrated by a wellbore, and the registrant believes that such adjacent portions are in communication with the known (proved) reservoir. Possible reserves may be assigned to areas that are structurally higher or lower than the proved area if these areas are in communication with the proved reservoir.

(vi) Pursuant to paragraph (a)(22)(iii) of this section, where direct observation has defined a highest known oil (HKO) elevation and the potential exists for an associated gas cap, proved oil reserves should be assigned in the structurally higher portions of the reservoir above the HKO only if the higher contact can be established with reasonable certainty through reliable technology. Portions of the reservoir that do not meet this reasonable certainty criterion may be assigned as probable and possible oil or gas based on reservoir fluid properties and pressure gradient interpretations.

Developed Oil and Gas Reserves

Developed oil and gas reserves are reserves of any category that can be expected to be recovered:

(i) Through existing wells with existing equipment and operating methods or in which the cost of the required equipment is relatively minor compared to the cost of a new well; and

(ii) Through installed extraction equipment and infrastructure operational at the time of the reserves estimate if the extraction is by means not involving a well.

Undeveloped Oil and Gas Reserves

Undeveloped oil and gas reserves are reserves of any category that are expected to be recovered from new wells on undrilled acreage, or from existing wells where a relatively major expenditure is required for recompletion.

(i) Reserves on undrilled acreage shall be limited to those directly offsetting development spacing areas that are reasonably certain of production when drilled, unless evidence using reliable technology exists that establishes reasonable certainty of economic producibility at greater distances.

(ii) Undrilled locations can be classified as having undeveloped reserves only if a development plan has been adopted indicating that they are scheduled to be drilled within five years, unless the specific circumstances, justify a longer time.

(iii) Under no circumstances shall estimates for undeveloped reserves be attributable to any acreage for which an application of fluid injection or other improved recovery technique is contemplated, unless such techniques have been proved effective by actual projects in the same reservoir or an analogous reservoir, as defined in paragraph (a)(2) of this section, or by other evidence using reliable technology establishing reasonable certainty.

Additional Definitions:

Deterministic Estimate

The method of estimating reserves or resources is called deterministic when a single value for each parameter (from the geoscience, engineering, or economic data) in the reserves calculation is used in the reserves estimation procedure.

Probabilistic Estimate

The method of estimation of reserves or resources is called probabilistic when the full range of values that could reasonably occur for each unknown parameter (from the geoscience and engineering data) is used to generate a full range of possible outcomes and their associated probabilities of occurrence.

Reasonable Certainty

If deterministic methods are used, reasonable certainty means a high degree of confidence that the quantities will be recovered. If probabilistic methods are used, there should be at least a 90% probability that the quantities actually recovered will equal or exceed the estimate. A high degree of confidence exists if the quantity is much more likely to be achieved than not, and, as changes due to increased availability of geoscience (geological, geophysical, and geochemical), engineering, and economic data are made to estimated ultimate recovery (EUR) with time, reasonably certain EUR is much more likely to increase or remain constant than to decrease.



Ralph E Davis Associates, LLC
International Western Oil, Coleman Co TX
Prod. Formation Attribute
By: CAC
PRODUCING FORMATION:
PALO PINTO PRODUCTION
GARDNER PRODUCTION
JENNINGS PRODUCTION
GRAY PRODUCTION
ELLENBURGER PRODUCTION
DRY HOLES
INTL WESTERN OIL -DRILLED
PUD LOCATIONS - NEW DRILLS
W/ ACREAGE OUTLINE CRISSCROSS PATTERN
MCHORSE, T.S. 1
OMAS L. 4
SHIELDS, JACK 1
SHIELDS, JACK 2
PARKER, DAVID 1
GORMAN OPAL 1
GORMAN, OPAL 2
PARKER, RAY 1
PARKER, MIKE 1
COATES 3A
COATES 4A
COATES 5A
COATES 1A
COATES 2
PARKER NATHAN 1
MCCAIN 1
MCCAIN 2
MCCAIN A 1
DAVIS EARL 2
DAVIS, EARL 4
DAVIS EARL 1
DAVIS EARL 3
PARKER, RAY 2
PITTARD BEND ARCH WHITE 4A
PITTARD BEND ARCH WHITE 2A
WHITE A PUD1
WHITE A PUD 2
PITTARD CHECKERBOARD 1
REEVES, EARNEST
BRISTOW
WHITE A PUD 3
PITTARD 1
PITTARD, H. 2
PITTARD PUD 4
PITTARD PUD 5
PITTARD BEND ARCH WHITE 1A
ROBERTSON W.R. 1
PITTARD BEND ARCH RED 3B
RED B PUD 6
PITTARD BEND ARCH RED 5B
PITTARD BEND ARCH RED 6B
PITTARD BEND ARCH RED 2B
ROBERTSON, W.R. 2
DEPRANG 1
PITTARD BEND ARCH RED 1B
RED B PUD 7
RED B PUD 8
DEPRANG,R.E. 2
DEPRANG,R.E. 1
PITTARD BENDARCH RED 4B
DEPRANG -B- 17
COPELAND 4
COPELAND 1
DEPRANG -B- 18
SMITH, DAN R. 1
DE PRANG B 10
DEPRANG
T&NO RR CO No. 754
T&NO RR CO No. 892
T&NO RR CO No. 1210
SP RR CO No. 1410
SP RR CO No. 627
T&NO RR CO No. 1071
PENDLETON, J L No. 1369



Ralph E Davis Associates, LLC
International Western Oil, Coleman Co TX
Prod. Formation Attribute
Assumed 20-acre Drainage Radius
By: CAC
PRODUCING FORMATION:
PALO PINTO PRODUCTION
GARDNER PRODUCTION
JENNINGS PRODUCTION
GRAY PRODUCTION
ELLENBURGER PRODUCTION
DRY HOLES
INTL WESTERN OIL -DRILLED
PUD LOCATIONS - NEW DRILLS
W/ ACREAGE OUTLINE CRISSCROSS PATTERN
T&NO RR CO No. 892
T&NO RR CO No. 1210
SP RR CO No. 1410
SP RR CO No. 627
T&NO RR CO No. 1071
PENDLETON, J L No. 1399
PARKER, RAY 2
PITTARD BEND ARCH WHITE 4A
PITTARD BEND ARCH WHITE 2A
PITTARD BEND ARCH WHITE 1A
PITTARD CHECKERBOARD 1
WHITE A PUD1
WHITE A PUD 2
WHITE A PUD 3
PITTARD PUD 4
PITTARD PUD 5
PITTARD BEND ARCH RED 3B
RED B PUD 6
RED B PUD 7
PITTARD BEND ARCH RED 5B
PITTARD BEND ARCH RED 6B
PITTARD BEND ARCH RED 2B
PITTARD BEND ARCH RED 1B
PITTARD BEND ARCH RED 4B
ROBERTSON W.R. 1
ROBERTSON, W.R. 2
DAVIS, EARL 4
DAVIS EARL 1
DAVIS EARL 2
DAVIS EARL 3
PARKER NATHAN 1
PARKER, DAVID 1
PARKER, RAY 1
PARKER, MIKE 1
GORMAN OPAL 1
GORMAN OPAL 2
SHIELDS, JACK 1
SHIELDS, JACK 2
MCHORSE, T.S. 1
REEVES,EARNEST
BRISTOW
PITTARD 1
PITTARD, H. 2
DEPRANG 1
DEPRANG,R.E. 1
DEPRANG,R.E. 2
DEPRANG -B- 17
DEPRANG -B- 18
DE PRANG B 10
COPELAND 1
COPELAND 4
SMITH, DAN R. 1

RALPH E. DAVIS ASSOCIATES, LLC
Texas Registered Engineering Firm F-16818

One-line Summary

6/7/2016 1:56:45PM

Economic One-Liners

As of Date: 3/1/2016

SEC Prices @ 10%

Project Name : IWO 03-2016

Ownership Group : All Cases

Lease Name *Risked* / UnRisked	Gross Reserves Oil (Mbbl)	Gross Reserves Gas (MMcf)	Net Reserves Oil (Mbbl)	Net Reserves Gas (MMcf)	Net Revenue Oil (M$)	Net Revenue Gas (M$)	Net Revenue Other (M$)	Expense & Tax (M$)	Invest. (M$)	Cash Flow Non-Disc. (M$)	Cash Flow Disc. 10% (M$)
Grand Total	**429.48**	**353.78**	**142.15**	**114.95**	**6,101.52**	**181.80**	**0.00**	**1,245.60**	**1,111.73**	**3,925.99**	**2,368.67**
Proved Producing Rsv Class & Category	**36.62**	**114.39**	**12.15**	**38.62**	**519.11**	**62.72**	**0.00**	**271.61**	**0.00**	**310.22**	**259.60**
PITTARD BEND ARCH LION 1A	20.13	54.36	5.97	16.11	256.17	25.13	0.00	134.71	0.00	146.59	116.21
PITTARD BEND ARCH LION 1E	16.49	60.03	6.18	22.51	262.94	37.59	0.00	136.90	0.00	163.64	143.39
Proved Behind Pipe Rsv Class & Category	**149.31**	**37.33**	**54.32**	**13.58**	**2,332.55**	**21.19**	**0.00**	**375.87**	**164.16**	**1,813.71**	**1,126.97**
PITTARD BEND ARCH RED 2B	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	18.60	-18.60	-18.29
PITTARD BEND ARCH RED 3B	8.02	2.00	3.01	0.75	129.14	1.17	0.00	21.58	19.75	88.98	71.20
PITTARD BEND ARCH RED 4B	26.40	6.60	9.90	2.47	425.06	3.86	0.00	71.18	19.75	338.00	219.45
PITTARD BEND ARCH RED 5B	41.49	10.37	15.56	3.89	668.11	6.07	0.00	97.58	39.50	537.10	335.03
PITTARD BEND ARCH RED 6B	52.17	13.04	19.56	4.89	840.00	7.63	0.00	134.47	19.75	693.41	390.73
PITTARD BEND ARCH WHITE	3.12	0.78	0.92	0.23	39.65	0.36	0.00	8.32	15.60	16.09	13.32
PITTARD BEND ARCH WHITE	3.93	0.98	1.16	0.29	49.99	0.45	0.00	9.22	15.60	25.62	20.80
PITTARD BEND ARCH WHITE	14.20	3.55	4.21	1.05	180.61	1.64	0.00	33.51	15.60	133.13	94.73
Proved Undeveloped Rsv Class & Category	**243.54**	**202.06**	**75.68**	**62.75**	**3,249.85**	**97.90**	**0.00**	**598.13**	**947.57**	**1,802.05**	**982.10**
RED B PUD # 06	29.94	32.94	11.23	12.35	482.15	19.27	0.00	101.79	164.50	235.13	127.10
RED B PUD # 07	14.81	3.70	5.55	1.39	238.45	2.17	0.00	29.50	164.50	46.61	22.83
WHITE A PUD # 01	62.65	15.66	18.56	4.64	797.05	7.24	0.00	151.55	114.35	538.39	287.02
WHITE A PUD # 02	52.48	57.72	15.55	17.10	667.67	26.68	0.00	129.62	129.96	434.78	237.86
WHITE A PUD # 03	33.82	37.21	10.02	11.02	430.35	17.20	0.00	83.54	129.96	234.06	137.97
WHITE A PUD # 04	34.98	38.48	10.36	11.40	445.06	17.79	0.00	71.28	129.96	261.61	139.82
WHITE A PUD # 05	14.86	16.35	4.40	4.84	189.12	7.56	0.00	30.85	114.35	51.48	29.50

Economic Summaries

Economic Summaries

Date : 06/07/2016 1:55:36PM

ECONOMIC SUMMARY PROJECTION

Total

Project Name :	IWO 03-2016	As Of Date :	03/01/2016
Partner :	All Cases	Discount Rate (%) :	10.00
Case Type :	GRAND TOTAL CASE		All Cases

SEC Prices @ 10%

Cum Oil (Mbbl) : 11.61
Cum Gas (MMcf) : 23.69

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue (M$)	Gas Revenue (M$)	Misc. Revenue (M$)
2016	8.01	22.67	2.79	7.93	42.64	1.64	119.08	13.01	0.00
2017	39.84	45.60	12.63	14.84	42.89	1.60	541.59	23.73	0.00
2018	89.96	71.20	30.10	23.27	42.93	1.58	1,292.05	36.75	0.00
2019	75.99	60.91	25.40	19.80	42.93	1.58	1,090.37	31.26	0.00
2020	53.93	45.84	17.84	14.88	42.93	1.58	765.87	23.53	0.00
2021	41.16	31.90	13.64	10.26	42.93	1.57	585.65	16.13	0.00
2022	30.61	21.97	10.20	6.95	42.94	1.56	437.80	10.84	0.00
2023	23.97	15.65	8.01	4.98	42.94	1.56	343.94	7.77	0.00
2024	18.33	10.97	6.12	3.51	42.94	1.56	262.92	5.48	0.00
2025	13.64	8.35	4.51	2.66	42.94	1.56	193.84	4.15	0.00
2026	9.40	5.87	3.07	1.86	42.94	1.56	131.90	2.90	0.00
2027	6.57	3.81	2.15	1.22	42.94	1.56	92.19	1.90	0.00
2028	5.10	2.74	1.67	0.87	42.94	1.56	71.60	1.36	0.00
2029	3.82	1.80	1.24	0.56	42.94	1.56	53.23	0.88	0.00
2030	2.94	1.43	0.94	0.44	42.94	1.56	40.49	0.69	0.00
Rem	6.21	3.07	1.84	0.91	42.94	1.56	79.01	1.42	0.00
Total	**429.48**	**353.78**	**142.15**	**114.95**	**42.92**	**1.58**	**6,101.52**	**181.80**	**0.00**
Ult	**441.09**	**377.47**							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2016	16.00	6.45	3.30	18.60	0.00	31.04	0.00	0.00	72.70	68.84
2017	16.00	26.69	14.13	903.92	0.00	59.33	0.00	0.00	-438.75	-311.26
2018	14.00	62.19	33.22	189.21	0.00	100.40	0.00	0.00	943.79	433.26
2019	12.00	52.50	28.04	0.00	0.00	98.33	0.00	0.00	942.75	1,108.79
2020	12.00	36.99	19.73	0.00	0.00	89.68	0.00	0.00	642.98	1,525.64
2021	10.00	28.15	15.04	0.00	0.00	74.66	0.00	0.00	483.92	1,809.63
2022	9.00	20.95	11.22	0.00	0.00	58.60	0.00	0.00	357.87	1,999.72
2023	9.00	16.40	8.79	0.00	0.00	50.08	0.00	0.00	276.43	2,132.64
2024	7.00	12.51	6.71	0.00	0.00	41.07	0.00	0.00	208.11	2,223.32
2025	7.00	9.23	4.95	0.00	0.00	36.96	0.00	0.00	146.84	2,281.17
2026	5.00	6.29	3.37	0.00	0.00	30.91	0.00	0.00	94.24	2,314.90
2027	5.00	4.38	2.35	0.00	0.00	26.22	0.00	0.00	61.13	2,334.64
2028	4.00	3.40	1.82	0.00	0.00	22.00	0.00	0.00	45.74	2,348.01
2029	3.00	2.51	1.35	0.00	0.00	15.48	0.00	0.00	34.76	2,357.20
2030	2.00	1.91	1.03	0.00	0.00	14.05	0.00	0.00	24.18	2,363.02
Rem.		3.74	2.01	0.00	0.00	45.41	0.00	0.00	29.27	5.65
Total		**294.31**	**157.08**	**1,111.73**	**0.00**	**794.22**	**0.00**	**0.00**	**3,925.99**	**2,368.67**

Disc. Initial Invest. (M$) :	946.18
ROInvestment (disc/undisc) :	3.50 / 4.53
Years to Payout :	2.33
Internal ROR (%) :	>1000

Present Worth Profile (M$)

PW	**5.00% :**	**3,025.63**
PW	**8.00% :**	**2,607.93**
PW	**10.00% :**	**2,368.67**
PW	**12.00% :**	**2,155.79**
PW	**15.00% :**	**1,878.39**
PW	**20.00% :**	**1,505.53**

Date : 06/07/2016 1:55:36PM

ECONOMIC SUMMARY PROJECTION

Proved Producing Rsv Class & Category

Project Name : IWO 03-2016
Partner : All Cases
Case Type : REPORT BREAK TOTAL CASE

As Of Date : 03/01/2016
Discount Rate (%) : 10.00
All Cases

SEC Prices @ 10%

Cum Oil (Mbbl) : **11.61**
Cum Gas (MMcf) : **23.69**

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue (M$)	Gas Revenue (M$)	Misc. Revenue (M$)
2016	8.01	22.67	2.79	7.93	42.64	1.64	119.08	13.01	0.00
2017	8.71	26.43	2.91	8.94	42.72	1.62	124.19	14.53	0.00
2018	6.48	20.89	2.14	7.06	42.73	1.62	91.47	11.46	0.00
2019	4.97	16.83	1.63	5.69	42.74	1.62	69.78	9.24	0.00
2020	3.90	13.79	1.28	4.67	42.75	1.63	54.59	7.60	0.00
2021	2.48	8.16	0.78	2.66	42.82	1.61	33.48	4.28	0.00
2022	1.50	4.05	0.44	1.20	42.94	1.56	19.07	1.87	0.00
2023	0.59	1.58	0.17	0.47	42.94	1.56	7.45	0.73	0.00
Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**36.62**	**114.39**	**12.15**	**38.62**	**42.73**	**1.62**	**519.11**	**62.72**	**0.00**
Ult	**48.24**	**138.08**							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2016	2.00	6.45	3.30	0.00	0.00	31.04	0.00	0.00	91.30	87.14
2017	2.00	6.80	3.47	0.00	0.00	37.24	0.00	0.00	91.21	166.96
2018	2.00	5.07	2.57	0.00	0.00	37.24	0.00	0.00	58.04	212.95
2019	2.00	3.90	1.98	0.00	0.00	37.24	0.00	0.00	35.91	238.71
2020	2.00	3.08	1.55	0.00	0.00	37.24	0.00	0.00	20.31	251.92
2021	2.00	1.86	0.94	0.00	0.00	25.71	0.00	0.00	9.24	257.37
2022	1.00	1.02	0.52	0.00	0.00	15.64	0.00	0.00	3.75	259.38
2023	1.00	0.40	0.20	0.00	0.00	7.12	0.00	0.00	0.45	259.60
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		**28.58**	**14.55**	**0.00**	**0.00**	**228.48**	**0.00**	**0.00**	**310.22**	**259.60**

Disc. Initial Invest. (M$) :	0.00
ROInvestment (disc/undisc) :	0.00 / 0.00
Years to Payout :	0.00
Internal ROR (%) :	0.00

Present Worth Profile (M$)

PW	**5.00% :**	**283.06**
PW	**8.00% :**	**268.59**
PW	**10.00% :**	**259.60**
PW	**12.00% :**	**251.11**
PW	**15.00% :**	**239.21**
PW	**20.00% :**	**221.37**

Date : 06/07/2016 1:55:36PM

ECONOMIC SUMMARY PROJECTION

Proved Behind Pipe Rsv Class & Category

Project Name : IWO 03-2016
Partner : All Cases
Case Type : REPORT BREAK TOTAL CASE

As Of Date : 03/01/2016
Discount Rate (%) : 10.00
All Cases

SEC Prices @ 10%

Cum Oil (Mbbl) : 0.00
Cum Gas (MMcf) : 0.00

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue (M$)	Gas Revenue (M$)	Misc. Revenue (M$)
2016	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2017	10.95	2.74	3.57	0.89	42.94	1.56	153.08	1.39	0.00
2018	31.92	7.98	11.48	2.87	42.94	1.56	492.75	4.48	0.00
2019	26.26	6.56	9.58	2.39	42.94	1.56	411.32	3.74	0.00
2020	20.56	5.14	7.50	1.88	42.94	1.56	322.07	2.93	0.00
2021	16.65	4.16	6.08	1.52	42.94	1.56	261.14	2.37	0.00
2022	11.94	2.99	4.48	1.12	42.94	1.56	192.33	1.75	0.00
2023	9.77	2.44	3.66	0.92	42.94	1.56	157.33	1.43	0.00
2024	7.48	1.87	2.80	0.70	42.94	1.56	120.37	1.09	0.00
2025	5.01	1.25	1.88	0.47	42.94	1.56	80.69	0.73	0.00
2026	2.88	0.72	1.08	0.27	42.94	1.56	46.33	0.42	0.00
2027	1.99	0.50	0.75	0.19	42.94	1.56	32.02	0.29	0.00
2028	1.65	0.41	0.62	0.16	42.94	1.56	26.65	0.24	0.00
2029	1.37	0.34	0.51	0.13	42.94	1.56	22.05	0.20	0.00
2030	0.90	0.22	0.34	0.08	42.94	1.56	14.42	0.13	0.00
Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**149.31**	**37.33**	**54.32**	**13.58**	**42.94**	**1.56**	**2,332.55**	**21.19**	**0.00**
Ult	**149.31**	**37.33**							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2016	7.00	0.00	0.00	18.60	0.00	0.00	0.00	0.00	-18.60	-18.29
2017	7.00	7.15	3.86	86.31	0.00	12.30	0.00	0.00	44.86	18.66
2018	5.00	23.00	12.43	59.25	0.00	30.62	0.00	0.00	371.93	310.13
2019	4.00	19.20	10.38	0.00	0.00	25.54	0.00	0.00	359.94	568.05
2020	4.00	15.03	8.12	0.00	0.00	22.74	0.00	0.00	279.10	748.92
2021	3.00	12.19	6.59	0.00	0.00	22.73	0.00	0.00	222.00	879.15
2022	3.00	8.98	4.85	0.00	0.00	18.00	0.00	0.00	162.24	965.30
2023	3.00	7.34	3.97	0.00	0.00	18.00	0.00	0.00	129.45	1,027.53
2024	2.00	5.62	3.04	0.00	0.00	16.11	0.00	0.00	96.70	1,069.71
2025	2.00	3.77	2.04	0.00	0.00	12.00	0.00	0.00	63.62	1,094.77
2026	1.00	2.16	1.17	0.00	0.00	7.54	0.00	0.00	35.88	1,107.63
2027	1.00	1.49	0.81	0.00	0.00	6.00	0.00	0.00	24.01	1,115.38
2028	1.00	1.24	0.67	0.00	0.00	6.00	0.00	0.00	18.97	1,120.93
2029	1.00	1.03	0.56	0.00	0.00	6.00	0.00	0.00	14.67	1,124.81
2030	0.00	0.67	0.36	0.00	0.00	4.57	0.00	0.00	8.95	1,126.97
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		**108.89**	**58.84**	**164.16**	**0.00**	**208.14**	**0.00**	**0.00**	**1,813.71**	**1,126.97**

Disc. Initial Invest. (M$) :	142.20
ROInvestment (disc/undisc) :	8.93 / 12.05
Years to Payout :	1.92
Internal ROR (%) :	159.88

Present Worth Profile (M$)

PW	5.00% :	1,419.20
PW	8.00% :	1,233.85
PW	10.00% :	1,126.97
PW	12.00% :	1,031.41
PW	15.00% :	906.19
PW	20.00% :	736.45

Date : 06/07/2016 1:55:36PM

ECONOMIC SUMMARY PROJECTION

Proved Undeveloped Rsv Class & Category

Project Name : IWO 03-2016
Partner : All Cases
Case Type : REPORT BREAK TOTAL CASE

As Of Date : 03/01/2016
Discount Rate (%) : 10.00
All Cases

SEC Prices @ 10%

Cum Oil (Mbbl) : 0.00
Cum Gas (MMcf) : 0.00

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue (M$)	Gas Revenue (M$)	Misc. Revenue (M$)
2016	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2017	20.18	16.43	6.16	5.01	42.94	1.56	264.32	7.82	0.00
2018	51.56	42.33	16.48	13.34	42.94	1.56	707.83	20.82	0.00
2019	44.77	37.51	14.19	11.72	42.94	1.56	609.27	18.28	0.00
2020	29.47	26.90	9.06	8.34	42.94	1.56	389.20	13.00	0.00
2021	22.04	19.58	6.78	6.07	42.94	1.56	291.03	9.48	0.00
2022	17.17	14.94	5.27	4.63	42.94	1.56	226.41	7.22	0.00
2023	13.61	11.63	4.17	3.60	42.94	1.56	179.16	5.61	0.00
2024	10.85	9.10	3.32	2.81	42.94	1.56	142.55	4.38	0.00
2025	8.63	7.09	2.63	2.19	42.94	1.56	113.14	3.41	0.00
2026	6.53	5.15	1.99	1.59	42.94	1.56	85.57	2.48	0.00
2027	4.58	3.32	1.40	1.03	42.94	1.56	60.17	1.61	0.00
2028	3.44	2.33	1.05	0.72	42.94	1.56	44.95	1.12	0.00
2029	2.45	1.46	0.73	0.43	42.94	1.56	31.18	0.68	0.00
2030	2.05	1.21	0.61	0.36	42.94	1.56	26.07	0.56	0.00
Rem	6.21	3.07	1.84	0.91	42.94	1.56	79.01	1.42	0.00
Total	**243.54**	**202.06**	**75.68**	**62.75**	**42.94**	**1.56**	**3,249.85**	**97.90**	**0.00**
Ult	**243.54**	**202.06**							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2016	7.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2017	7.00	12.74	6.80	817.62	0.00	9.80	0.00	0.00	-574.82	-496.88
2018	7.00	34.12	18.22	129.96	0.00	32.54	0.00	0.00	513.81	-89.82
2019	6.00	29.40	15.69	0.00	0.00	35.55	0.00	0.00	546.91	302.02
2020	6.00	18.88	10.06	0.00	0.00	29.70	0.00	0.00	343.57	524.79
2021	5.00	14.10	7.51	0.00	0.00	26.22	0.00	0.00	252.68	673.11
2022	5.00	10.96	5.84	0.00	0.00	24.96	0.00	0.00	191.88	775.04
2023	5.00	8.66	4.62	0.00	0.00	24.96	0.00	0.00	146.53	845.50
2024	5.00	6.89	3.67	0.00	0.00	24.96	0.00	0.00	111.42	894.01
2025	5.00	5.46	2.91	0.00	0.00	24.96	0.00	0.00	83.22	926.80
2026	4.00	4.12	2.20	0.00	0.00	23.36	0.00	0.00	58.36	947.66
2027	4.00	2.89	1.54	0.00	0.00	20.22	0.00	0.00	37.12	959.65
2028	3.00	2.15	1.15	0.00	0.00	16.00	0.00	0.00	26.77	967.48
2029	2.00	1.48	0.80	0.00	0.00	9.48	0.00	0.00	20.09	972.80
2030	2.00	1.24	0.67	0.00	0.00	9.48	0.00	0.00	15.24	976.44
Rem.		3.74	2.01	0.00	0.00	45.41	0.00	0.00	29.27	5.65
Total		**156.84**	**83.69**	**947.57**	**0.00**	**357.60**	**0.00**	**0.00**	**1,802.05**	**982.10**

Disc. Initial Invest. (M$) :	803.99
ROInvestment (disc/undisc) :	2.22 / 2.90
Years to Payout :	2.94
Internal ROR (%) :	63.09

Present Worth Profile (M$)

PW	**5.00% :**	**1,323.37**
PW	**8.00% :**	**1,105.49**
PW	**10.00% :**	**982.10**
PW	**12.00% :**	**873.27**
PW	**15.00% :**	**732.99**
PW	**20.00% :**	**547.70**

Individual Wells & Leases

Date : 06/09/2016 9:37:47AM

ECONOMIC SUMMARY PROJECTION

Total

Project Name : IWO 03-2016
Partner : All Cases
Case Type : GRAND TOTAL CASE

As Of Date : 03/01/2016
Discount Rate (%) : 10.00
All Cases

SEC Prices @ 10%

Cum Oil (Mbbl) : **11.61**
Cum Gas (MMcf) : **23.69**

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue (M$)	Gas Revenue (M$)	Misc. Revenue (M$)
2016	8.01	22.67	2.79	7.93	42.64	1.64	119.08	13.01	0.00
2017	39.84	45.60	12.63	14.84	42.89	1.60	541.59	23.73	0.00
2018	89.96	71.20	30.10	23.27	42.93	1.58	1,292.05	36.75	0.00
2019	75.99	60.91	25.40	19.80	42.93	1.58	1,090.37	31.26	0.00
2020	53.93	45.84	17.84	14.88	42.93	1.58	765.87	23.53	0.00
2021	41.16	31.90	13.64	10.26	42.93	1.57	585.65	16.13	0.00
2022	30.61	21.97	10.20	6.95	42.94	1.56	437.80	10.84	0.00
2023	23.97	15.65	8.01	4.98	42.94	1.56	343.94	7.77	0.00
2024	18.33	10.97	6.12	3.51	42.94	1.56	262.92	5.48	0.00
2025	13.64	8.35	4.51	2.66	42.94	1.56	193.84	4.15	0.00
2026	9.40	5.87	3.07	1.86	42.94	1.56	131.90	2.90	0.00
2027	6.57	3.81	2.15	1.22	42.94	1.56	92.19	1.90	0.00
2028	5.10	2.74	1.67	0.87	42.94	1.56	71.60	1.36	0.00
2029	3.82	1.80	1.24	0.56	42.94	1.56	53.23	0.88	0.00
2030	2.94	1.43	0.94	0.44	42.94	1.56	40.49	0.69	0.00
Rem	6.21	3.07	1.84	0.91	42.94	1.56	79.01	1.42	0.00
Total	**429.48**	**353.78**	**142.15**	**114.95**	**42.92**	**1.58**	**6,101.52**	**181.80**	**0.00**
Ult	**441.09**	**377.47**							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2016	16.00	6.45	3.30	18.60	0.00	31.04	0.00	0.00	72.70	68.84
2017	16.00	26.69	14.13	903.92	0.00	59.33	0.00	0.00	-438.75	-311.26
2018	14.00	62.19	33.22	189.21	0.00	100.40	0.00	0.00	943.79	433.26
2019	12.00	52.50	28.04	0.00	0.00	98.33	0.00	0.00	942.75	1,108.79
2020	12.00	36.99	19.73	0.00	0.00	89.68	0.00	0.00	642.98	1,525.64
2021	10.00	28.15	15.04	0.00	0.00	74.66	0.00	0.00	483.92	1,809.63
2022	9.00	20.95	11.22	0.00	0.00	58.60	0.00	0.00	357.87	1,999.72
2023	9.00	16.40	8.79	0.00	0.00	50.08	0.00	0.00	276.43	2,132.64
2024	7.00	12.51	6.71	0.00	0.00	41.07	0.00	0.00	208.11	2,223.32
2025	7.00	9.23	4.95	0.00	0.00	36.96	0.00	0.00	146.84	2,281.17
2026	5.00	6.29	3.37	0.00	0.00	30.91	0.00	0.00	94.24	2,314.90
2027	5.00	4.38	2.35	0.00	0.00	26.22	0.00	0.00	61.13	2,334.64
2028	4.00	3.40	1.82	0.00	0.00	22.00	0.00	0.00	45.74	2,348.01
2029	3.00	2.51	1.35	0.00	0.00	15.48	0.00	0.00	34.76	2,357.20
2030	2.00	1.91	1.03	0.00	0.00	14.05	0.00	0.00	24.18	2,363.02
Rem.		3.74	2.01	0.00	0.00	45.41	0.00	0.00	29.27	5.65
Total		**294.31**	**157.08**	**1,111.73**	**0.00**	**794.22**	**0.00**	**0.00**	**3,925.99**	**2,368.67**

Disc. Initial Invest. (M$) :	946.18
ROInvestment (disc/undisc) :	3.50 / 4.53
Years to Payout :	2.33
Internal ROR (%) :	>1000

Present Worth Profile (M$)

PW	**5.00% :**	**3,025.63**
PW	**8.00% :**	**2,607.93**
PW	**10.00% :**	**2,368.67**
PW	**12.00% :**	**2,155.79**
PW	**15.00% :**	**1,878.39**
PW	**20.00% :**	**1,505.53**

Date : 06/09/2016 9:37:47AM

ECONOMIC SUMMARY PROJECTION

Proved Producing Rsv Class & Category

Project Name : IWO 03-2016
Partner : All Cases
Case Type : REPORT BREAK TOTAL CASE

As Of Date : 03/01/2016
Discount Rate (%) : 10.00
All Cases

SEC Prices @ 10%

Cum Oil (Mbbl) : 11.61
Cum Gas (MMcf) : 23.69

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue (M$)	Gas Revenue (M$)	Misc. Revenue (M$)
2016	8.01	22.67	2.79	7.93	42.64	1.64	119.08	13.01	0.00
2017	8.71	26.43	2.91	8.94	42.72	1.62	124.19	14.53	0.00
2018	6.48	20.89	2.14	7.06	42.73	1.62	91.47	11.46	0.00
2019	4.97	16.83	1.63	5.69	42.74	1.62	69.78	9.24	0.00
2020	3.90	13.79	1.28	4.67	42.75	1.63	54.59	7.60	0.00
2021	2.48	8.16	0.78	2.66	42.82	1.61	33.48	4.28	0.00
2022	1.50	4.05	0.44	1.20	42.94	1.56	19.07	1.87	0.00
2023	0.59	1.58	0.17	0.47	42.94	1.56	7.45	0.73	0.00
Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**36.62**	**114.39**	**12.15**	**38.62**	**42.73**	**1.62**	**519.11**	**62.72**	**0.00**
Ult	**48.24**	**138.08**							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2016	2.00	6.45	3.30	0.00	0.00	31.04	0.00	0.00	91.30	87.14
2017	2.00	6.80	3.47	0.00	0.00	37.24	0.00	0.00	91.21	166.96
2018	2.00	5.07	2.57	0.00	0.00	37.24	0.00	0.00	58.04	212.95
2019	2.00	3.90	1.98	0.00	0.00	37.24	0.00	0.00	35.91	238.71
2020	2.00	3.08	1.55	0.00	0.00	37.24	0.00	0.00	20.31	251.92
2021	2.00	1.86	0.94	0.00	0.00	25.71	0.00	0.00	9.24	257.37
2022	1.00	1.02	0.52	0.00	0.00	15.64	0.00	0.00	3.75	259.38
2023	1.00	0.40	0.20	0.00	0.00	7.12	0.00	0.00	0.45	259.60
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		**28.58**	**14.55**	**0.00**	**0.00**	**228.48**	**0.00**	**0.00**	**310.22**	**259.60**

Disc. Initial Invest. (M$) : 0.00
ROInvestment (disc/undisc) : 0.00 / 0.00
Years to Payout : 0.00
Internal ROR (%) : 0.00

Present Worth Profile (M$)

PW	5.00% :	283.06
PW	8.00% :	268.59
PW	10.00% :	259.60
PW	12.00% :	251.11
PW	15.00% :	239.21
PW	20.00% :	221.37

Date : 06/09/2016 9:37:47AM

ECONOMIC PROJECTION

Project Name : IWO 03-2016
Partner : All Cases
Case Type : LEASE CASE
Archive Set : default

As Of Date : 03/01/2016
Discount Rate (%) : 10.00
All Cases

SEC Prices @ 10%

Case : PITTARD BEND ARCH LION 1A JV
Reserve Cat. : Proved Producing
Field : WHITLEY
Operator : INTERNATIONAL WESTERN OIL CORF
Reservoir : COMMINGLED
Co., State : COLEMAN, TX

Cum Oil (Mbbl) : 2.40
Cum Gas (MMcf) : 5.61

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue (M$)	Gas Revenue (M$)	Misc. Revenue (M$)
2016	2.67	7.21	0.79	2.14	42.94	1.56	33.98	3.33	0.00
2017	4.57	12.35	1.35	3.66	42.94	1.56	58.18	5.71	0.00
2018	3.66	9.88	1.08	2.93	42.94	1.56	46.55	4.57	0.00
2019	2.93	7.90	0.87	2.34	42.94	1.56	37.25	3.65	0.00
2020	2.35	6.34	0.70	1.88	42.94	1.56	29.87	2.93	0.00
2021	1.87	5.06	0.55	1.50	42.94	1.56	23.83	2.34	0.00
2022	1.50	4.05	0.44	1.20	42.94	1.56	19.07	1.87	0.00
2023	0.59	1.58	0.17	0.47	42.94	1.56	7.45	0.73	0.00
Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**20.13**	**54.36**	**5.97**	**16.11**	**42.94**	**1.56**	**256.17**	**25.13**	**0.00**
Ult	**22.53**	**59.97**							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2016	1.00	1.81	0.93	0.00	0.00	13.04	0.00	0.00	21.53	20.24
2017	1.00	3.10	1.60	0.00	0.00	15.64	0.00	0.00	43.54	58.30
2018	1.00	2.48	1.28	0.00	0.00	15.64	0.00	0.00	31.71	83.40
2019	1.00	1.99	1.02	0.00	0.00	15.64	0.00	0.00	22.25	99.34
2020	1.00	1.59	0.82	0.00	0.00	15.64	0.00	0.00	14.75	108.92
2021	1.00	1.27	0.65	0.00	0.00	15.64	0.00	0.00	8.60	113.98
2022	1.00	1.02	0.52	0.00	0.00	15.64	0.00	0.00	3.75	115.98
2023	1.00	0.40	0.20	0.00	0.00	7.12	0.00	0.00	0.45	116.21
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		**13.67**	**7.03**	**0.00**	**0.00**	**114.01**	**0.00**	**0.00**	**146.59**	**116.21**

Major Phase :	Oil		
Perfs :	3898 - 3917		
Initial Rate :	157.81	bbl/month	
Abandonment :	100.67	bbl/month	
Initial Decline :	12.00	% year	b = 0.000
Beg Ratio :	2.700		
End Ratio :	2.700		

Abandonment Date :	6/17/2023
Working Int :	0.39500000
Revenue Int :	0.29630000
Disc. Initial Invest. (M$) :	0.00
ROInvestment (disc/undisc) :	0.00 / 0.00
Years to Payout :	0.00
Internal ROR (%) :	0.00

Present Worth Profile (M$)

PW	5.00% :	130.13
PW	8.00% :	121.50
PW	10.00% :	116.21
PW	12.00% :	111.24
PW	15.00% :	104.35
PW	20.00% :	94.18

Date : 06/09/2016 9:37:47AM

ECONOMIC PROJECTION

Project Name : IWO 03-2016
Partner : All Cases
Case Type : LEASE CASE
Archive Set : default

As Of Date : 03/01/2016
Discount Rate (%) : 10.00
All Cases

SEC Prices @ 10%

Case : PITTARD BEND ARCH LION 1B JV
Reserve Cat. : Proved Producing
Field : WHITLEY
Operator : INTERNATIONAL WESTERN OIL CORF
Reservoir : COMMINGLED
Co., State : COLEMAN, TX

Cum Oil (Mbbl) : **9.22**
Cum Gas (MMcf) : **18.08**

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue (M$)	Gas Revenue (M$)	Misc. Revenue (M$)
2016	5.34	15.46	2.00	5.80	42.52	1.67	85.10	9.68	0.00
2017	4.14	14.08	1.55	5.28	42.52	1.67	66.02	8.82	0.00
2018	2.82	11.01	1.06	4.13	42.52	1.67	44.92	6.90	0.00
2019	2.04	8.93	0.77	3.35	42.52	1.67	32.54	5.59	0.00
2020	1.55	7.45	0.58	2.80	42.52	1.67	24.72	4.67	0.00
2021	0.61	3.10	0.23	1.16	42.52	1.67	9.66	1.94	0.00
Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**16.49**	**60.03**	**6.18**	**22.51**	**42.52**	**1.67**	**262.94**	**37.59**	**0.00**
Ult	**25.71**	**78.11**							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2016	1.00	4.64	2.37	0.00	0.00	18.00	0.00	0.00	69.77	66.90
2017	1.00	3.70	1.87	0.00	0.00	21.60	0.00	0.00	47.67	108.67
2018	1.00	2.58	1.30	0.00	0.00	21.60	0.00	0.00	26.33	129.55
2019	1.00	1.92	0.95	0.00	0.00	21.60	0.00	0.00	13.66	139.37
2020	1.00	1.49	0.73	0.00	0.00	21.60	0.00	0.00	5.56	143.00
2021	1.00	0.59	0.29	0.00	0.00	10.07	0.00	0.00	0.64	143.39
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		**14.91**	**7.51**	**0.00**	**0.00**	**114.47**	**0.00**	**0.00**	**163.64**	**143.39**

Major Phase :	Oil		
Perfs :	3898 - 3917		
Initial Rate :	659.97	bbl/month	
Abandonment :	101.37	bbl/month	
Initial Decline :	44.31	% year	b = 0.500
Beg Ratio :	2.668		
End Ratio :	5.214		

Abandonment Date :	6/21/2021
Working Int :	0.50000000
Revenue Int :	0.37500000
Disc. Initial Invest. (M$) :	0.00
ROInvestment (disc/undisc) :	0.00 / 0.00
Years to Payout :	0.00
Internal ROR (%) :	0.00

Present Worth Profile (M$)

PW	**5.00% :**	**152.93**
PW	**8.00% :**	**147.08**
PW	**10.00% :**	**143.39**
PW	**12.00% :**	**139.87**
PW	**15.00% :**	**134.86**
PW	**20.00% :**	**127.19**

Date : 06/09/2016 9:37:47AM

ECONOMIC SUMMARY PROJECTION

Proved Behind Pipe Rsv Class & Category

Project Name : IWO 03-2016
Partner : All Cases
Case Type : REPORT BREAK TOTAL CASE

As Of Date : 03/01/2016
Discount Rate (%) : 10.00
All Cases

SEC Prices @ 10%

Cum Oil (Mbbl) : 0.00
Cum Gas (MMcf) : 0.00

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue (M$)	Gas Revenue (M$)	Misc. Revenue (M$)
2016	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2017	10.95	2.74	3.57	0.89	42.94	1.56	153.08	1.39	0.00
2018	31.92	7.98	11.48	2.87	42.94	1.56	492.75	4.48	0.00
2019	26.26	6.56	9.58	2.39	42.94	1.56	411.32	3.74	0.00
2020	20.56	5.14	7.50	1.88	42.94	1.56	322.07	2.93	0.00
2021	16.65	4.16	6.08	1.52	42.94	1.56	261.14	2.37	0.00
2022	11.94	2.99	4.48	1.12	42.94	1.56	192.33	1.75	0.00
2023	9.77	2.44	3.66	0.92	42.94	1.56	157.33	1.43	0.00
2024	7.48	1.87	2.80	0.70	42.94	1.56	120.37	1.09	0.00
2025	5.01	1.25	1.88	0.47	42.94	1.56	80.69	0.73	0.00
2026	2.88	0.72	1.08	0.27	42.94	1.56	46.33	0.42	0.00
2027	1.99	0.50	0.75	0.19	42.94	1.56	32.02	0.29	0.00
2028	1.65	0.41	0.62	0.16	42.94	1.56	26.65	0.24	0.00
2029	1.37	0.34	0.51	0.13	42.94	1.56	22.05	0.20	0.00
2030	0.90	0.22	0.34	0.08	42.94	1.56	14.42	0.13	0.00
Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**149.31**	**37.33**	**54.32**	**13.58**	**42.94**	**1.56**	**2,332.55**	**21.19**	**0.00**
Ult	**149.31**	**37.33**							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2016	7.00	0.00	0.00	18.60	0.00	0.00	0.00	0.00	-18.60	-18.29
2017	7.00	7.15	3.86	86.31	0.00	12.30	0.00	0.00	44.86	18.66
2018	5.00	23.00	12.43	59.25	0.00	30.62	0.00	0.00	371.93	310.13
2019	4.00	19.20	10.38	0.00	0.00	25.54	0.00	0.00	359.94	568.05
2020	4.00	15.03	8.12	0.00	0.00	22.74	0.00	0.00	279.10	748.92
2021	3.00	12.19	6.59	0.00	0.00	22.73	0.00	0.00	222.00	879.15
2022	3.00	8.98	4.85	0.00	0.00	18.00	0.00	0.00	162.24	965.30
2023	3.00	7.34	3.97	0.00	0.00	18.00	0.00	0.00	129.45	1,027.53
2024	2.00	5.62	3.04	0.00	0.00	16.11	0.00	0.00	96.70	1,069.71
2025	2.00	3.77	2.04	0.00	0.00	12.00	0.00	0.00	63.62	1,094.77
2026	1.00	2.16	1.17	0.00	0.00	7.54	0.00	0.00	35.88	1,107.63
2027	1.00	1.49	0.81	0.00	0.00	6.00	0.00	0.00	24.01	1,115.38
2028	1.00	1.24	0.67	0.00	0.00	6.00	0.00	0.00	18.97	1,120.93
2029	1.00	1.03	0.56	0.00	0.00	6.00	0.00	0.00	14.67	1,124.81
2030	0.00	0.67	0.36	0.00	0.00	4.57	0.00	0.00	8.95	1,126.97
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		**108.89**	**58.84**	**164.16**	**0.00**	**208.14**	**0.00**	**0.00**	**1,813.71**	**1,126.97**

Disc. Initial Invest. (M$) :	142.20
ROInvestment (disc/undisc) :	8.93 / 12.05
Years to Payout :	1.92
Internal ROR (%) :	159.88

Present Worth Profile (M$)

PW	5.00% :	1,419.20
PW	8.00% :	1,233.85
PW	10.00% :	1,126.97
PW	12.00% :	1,031.41
PW	15.00% :	906.19
PW	20.00% :	736.45

Date : 06/09/2016 9:37:47AM

ECONOMIC PROJECTION

Project Name : IWO 03-2016
Partner : All Cases
Case Type : LEASE CASE
Archive Set : default

As Of Date : 03/01/2016
Discount Rate (%) : 10.00
All Cases

SEC Prices @ 10%

Case : PITTARD BEND ARCH RED 2B
Reserve Cat. : Proved Behind Pipe
Field : WHITLEY
Operator : INTERNATIONAL WESTERN OIL CORF
Reservoir : JENNINGS SAND
Co., State : COLEMAN, TX

Cum Oil (Mbbl) : 0.00
Cum Gas (MMcf) : 0.00

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue (M$)	Gas Revenue (M$)	Misc. Revenue (M$)
2016	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**
Ult	**0.00**	**0.00**							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2016	0.00	0.00	0.00	18.60	0.00	0.00	0.00	0.00	-18.60	-18.29
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		**0.00**	**0.00**	**18.60**	**0.00**	**0.00**	**0.00**	**0.00**	**-18.60**	**-18.29**

Major Phase :	Oil		
Perfs :	3898 - 3917		
Initial Rate :	0.00	bbl/month	
Abandonment :	0.00	bbl/month	
Initial Decline :	0.00	% year	b = 0.000
Beg Ratio :	0.000		
End Ratio :	0.000		

Abandonment Date :	5/31/2016
Working Int :	0.50000000
Revenue Int :	0.37500000
Disc. Initial Invest. (M$) :	18.29
ROInvestment (disc/undisc) :	0.00 / 0.00
Years to Payout :	0.00
Internal ROR (%) :	0.00

Present Worth Profile (M$)

PW	5.00% :	-18.45
PW	8.00% :	-18.35
PW	10.00% :	-18.29
PW	12.00% :	-18.23
PW	15.00% :	-18.14
PW	20.00% :	-17.99

Date : 06/09/2016 9:37:47AM

ECONOMIC PROJECTION

Project Name : IWO 03-2016
Partner : All Cases
Case Type : LEASE CASE
Archive Set : default

As Of Date : 03/01/2016
Discount Rate (%) : 10.00
All Cases

SEC Prices @ 10%

Case : PITTARD BEND ARCH RED 3B
Reserve Cat. : Proved Behind Pipe
Field : WHITLEY
Operator : INTERNATIONAL WESTERN OIL CORF
Reservoir : JENNINGS SAND
Co., State : COLEMAN, TX

Cum Oil (Mbbl) : 0.00
Cum Gas (MMcf) : 0.00

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue (M$)	Gas Revenue (M$)	Misc. Revenue (M$)
2016	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2017	3.49	0.87	1.31	0.33	42.94	1.56	56.13	0.51	0.00
2018	3.53	0.88	1.32	0.33	42.94	1.56	56.84	0.52	0.00
2019	1.00	0.25	0.38	0.09	42.94	1.56	16.17	0.15	0.00
Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**8.02**	**2.00**	**3.01**	**0.75**	**42.94**	**1.56**	**129.14**	**1.17**	**0.00**
Ult	**8.02**	**2.00**							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2016	1.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2017	1.00	2.62	1.42	19.75	0.00	3.50	0.00	0.00	29.35	24.58
2018	1.00	2.65	1.43	0.00	0.00	6.00	0.00	0.00	47.27	62.13
2019	0.00	0.75	0.41	0.00	0.00	2.80	0.00	0.00	12.35	71.20
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		**6.03**	**3.26**	**19.75**	**0.00**	**12.30**	**0.00**	**0.00**	**88.98**	**71.20**

Major Phase :	Oil		
Perfs :	3898 - 3917		
Initial Rate :	600.00	bbl/month	
Abandonment :	150.00	bbl/month	
Initial Decline :	49.00	% year	b = 0.000
Beg Ratio :	0.250		
End Ratio :	0.250		

Abandonment Date :	6/21/2019
Working Int :	0.50000000
Revenue Int :	0.37500000
Disc. Initial Invest. (M$) :	17.44
ROInvestment (disc/undisc) :	5.08 / 5.51
Years to Payout :	1.46
Internal ROR (%) :	434.42

Present Worth Profile (M$)

PW	5.00% :	79.56
PW	8.00% :	74.43
PW	10.00% :	71.20
PW	12.00% :	68.13
PW	15.00% :	63.79
PW	20.00% :	57.19

ECONOMIC PROJECTION

Date : 06/09/2016 9:37:47AM

Project Name : IWO 03-2016
Partner : AllCases
Case Type : LEASE CASE
Archive Set : default

As Of Date : 03/01/2016
Discount Rate (%) : 10.00
All Cases

SEC Prices @ 10%

Case : PITTARD BEND ARCH RED 4B
Reserve Cat. : Proved Behind Pipe
Field : WHITLEY
Operator : INTERNATIONAL WESTERN OIL CORF
Reservoir : GRAY SAND
Co., State : COLEMAN, TX

Cum Oil (Mbbl) : 0.00
Cum Gas (MMcf) : 0.00

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue (M$)	Gas Revenue (M$)	Misc. Revenue (M$)
2016	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2017	0.61	0.15	0.23	0.06	42.94	1.56	9.76	0.09	0.00
2018	6.40	1.60	2.40	0.60	42.94	1.56	102.98	0.94	0.00
2019	5.21	1.30	1.95	0.49	42.94	1.56	83.94	0.76	0.00
2020	4.26	1.06	1.60	0.40	42.94	1.56	68.59	0.62	0.00
2021	3.46	0.87	1.30	0.32	42.94	1.56	55.74	0.51	0.00
2022	2.82	0.71	1.06	0.26	42.94	1.56	45.43	0.41	0.00
2023	2.30	0.57	0.86	0.22	42.94	1.56	37.03	0.34	0.00
2024	1.34	0.34	0.50	0.13	42.94	1.56	21.59	0.20	0.00
Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**26.40**	**6.60**	**9.90**	**2.47**	**42.94**	**1.56**	**425.06**	**3.86**	**0.00**
Ult	**26.40**	**6.60**							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2016	1.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2017	1.00	0.46	0.25	19.75	0.00	0.50	0.00	0.00	-11.11	-9.39
2018	1.00	4.81	2.60	0.00	0.00	6.00	0.00	0.00	90.51	62.19
2019	1.00	3.92	2.12	0.00	0.00	6.00	0.00	0.00	72.67	114.21
2020	1.00	3.20	1.73	0.00	0.00	6.00	0.00	0.00	58.28	151.98
2021	1.00	2.60	1.41	0.00	0.00	6.00	0.00	0.00	46.24	179.11
2022	1.00	2.12	1.15	0.00	0.00	6.00	0.00	0.00	36.58	198.53
2023	1.00	1.73	0.93	0.00	0.00	6.00	0.00	0.00	28.71	212.34
2024	0.00	1.01	0.54	0.00	0.00	4.11	0.00	0.00	16.12	219.45
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		**19.84**	**10.72**	**19.75**	**0.00**	**40.61**	**0.00**	**0.00**	**338.00**	**219.45**

Major Phase :	Oil		
Perfs :	3898 - 3917		
Initial Rate :	600.00	bbl/month	
Abandonment :	150.00	bbl/month	
Initial Decline :	18.50	% year	b = 0.000
Beg Ratio :	0.250		
End Ratio :	0.250		

Abandonment Date :	9/9/2024
Working Int :	0.50000000
Revenue Int :	0.37500000
Disc. Initial Invest. (M$) :	16.59
ROInvestment (disc/undisc) :	14.23 / 18.11
Years to Payout :	1.95
Internal ROR (%) :	493.51

Present Worth Profile (M$)

PW	**5.00% :**	**271.22**
PW	**8.00% :**	**238.62**
PW	**10.00% :**	**219.45**
PW	**12.00% :**	**202.07**
PW	**15.00% :**	**178.96**
PW	**20.00% :**	**147.00**

Date : 06/09/2016 9:37:47AM

ECONOMIC PROJECTION

Project Name : IWO 03-2016
Partner : All Cases
Case Type : LEASE CASE
Archive Set : default

As Of Date : 03/01/2016
Discount Rate (%) : 10.00
All Cases

SEC Prices @ 10%

Case : PITTARD BEND ARCH RED 5B
Reserve Cat. : Proved Behind Pipe
Field : WHITLEY
Operator : INTERNATIONAL WESTERN OIL CORF
Reservoir : GRAY/JENNINGS SAND
Co., State : COLEMAN, TX

Cum Oil (Mbbl) : **0.00**
Cum Gas (MMcf) : **0.00**

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue (M$)	Gas Revenue (M$)	Misc. Revenue (M$)
2016	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2017	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2018	9.70	2.43	3.64	0.91	42.94	1.56	156.24	1.42	0.00
2019	7.81	1.95	2.93	0.73	42.94	1.56	125.79	1.14	0.00
2020	6.31	1.58	2.36	0.59	42.94	1.56	101.53	0.92	0.00
2021	5.06	1.27	1.90	0.47	42.94	1.56	81.49	0.74	0.00
2022	4.07	1.02	1.53	0.38	42.94	1.56	65.61	0.60	0.00
2023	3.28	0.82	1.23	0.31	42.94	1.56	52.83	0.48	0.00
2024	2.65	0.66	0.99	0.25	42.94	1.56	42.64	0.39	0.00
2025	2.13	0.53	0.80	0.20	42.94	1.56	34.22	0.31	0.00
2026	0.48	0.12	0.18	0.05	42.94	1.56	7.76	0.07	0.00
Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**41.49**	**10.37**	**15.56**	**3.89**	**42.94**	**1.56**	**668.11**	**6.07**	**0.00**
Ult	**41.49**	**10.37**							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2016	1.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2017	1.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2018	1.00	7.29	3.94	39.50	0.00	6.00	0.00	0.00	100.93	78.30
2019	1.00	5.87	3.17	0.00	0.00	6.00	0.00	0.00	111.89	158.41
2020	1.00	4.74	2.56	0.00	0.00	6.00	0.00	0.00	89.15	216.19
2021	1.00	3.80	2.06	0.00	0.00	6.00	0.00	0.00	70.37	257.47
2022	1.00	3.06	1.66	0.00	0.00	6.00	0.00	0.00	55.49	286.94
2023	1.00	2.47	1.33	0.00	0.00	6.00	0.00	0.00	43.51	307.86
2024	1.00	1.99	1.08	0.00	0.00	6.00	0.00	0.00	33.96	322.64
2025	1.00	1.60	0.86	0.00	0.00	6.00	0.00	0.00	26.07	332.91
2026	0.00	0.36	0.20	0.00	0.00	1.54	0.00	0.00	5.73	335.03
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		**31.19**	**16.85**	**39.50**	**0.00**	**49.54**	**0.00**	**0.00**	**537.10**	**335.03**

Major Phase :	Oil		
Perfs :	3898 - 3917		
Initial Rate :	900.00	bbl/month	
Abandonment :	150.00	bbl/month	
Initial Decline :	19.50	% year	b = 0.000
Beg Ratio :	0.250		
End Ratio :	0.250		

Abandonment Date :	4/5/2026
Working Int :	0.50000000
Revenue Int :	0.37500000
Disc. Initial Invest. (M$) :	32.76
ROInvestment (disc/undisc) :	11.23 / 14.60
Years to Payout :	2.10
Internal ROR (%) :	432.23

Present Worth Profile (M$)

PW	**5.00% :**	**421.86**
PW	**8.00% :**	**366.92**
PW	**10.00% :**	**335.03**
PW	**12.00% :**	**306.41**
PW	**15.00% :**	**268.77**
PW	**20.00% :**	**217.60**

ECONOMIC PROJECTION

Date : 06/09/2016 9:37:47AM

Project Name :	IWO 03-2016	**Case :**	PITTARD BEND ARCH RED 6B
Partner :	All Cases	**Reserve Cat. :**	Proved Behind Pipe
Case Type :	LEASE CASE	**Field :**	WHITLEY
Archive Set :	default	**Operator :**	INTERNATIONAL WESTERN OIL CORF
		Reservoir :	GRAY SAND
		Co., State :	COLEMAN, TX

As Of Date : 03/01/2016
Discount Rate (%) : 10.00
All Cases

SEC Prices @ 10%

Cum Oil (Mbbl) : 0.00
Cum Gas (MMcf) : 0.00

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue (M$)	Gas Revenue (M$)	Misc. Revenue (M$)
2016	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2017	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2018	5.99	1.50	2.25	0.56	42.94	1.56	96.53	0.88	0.00
2019	8.83	2.21	3.31	0.83	42.94	1.56	142.17	1.29	0.00
2020	7.35	1.84	2.76	0.69	42.94	1.56	118.31	1.07	0.00
2021	6.08	1.52	2.28	0.57	42.94	1.56	97.91	0.89	0.00
2022	5.05	1.26	1.89	0.47	42.94	1.56	81.28	0.74	0.00
2023	4.19	1.05	1.57	0.39	42.94	1.56	67.47	0.61	0.00
2024	3.49	0.87	1.31	0.33	42.94	1.56	56.15	0.51	0.00
2025	2.89	0.72	1.08	0.27	42.94	1.56	46.47	0.42	0.00
2026	2.40	0.60	0.90	0.22	42.94	1.56	38.57	0.35	0.00
2027	1.99	0.50	0.75	0.19	42.94	1.56	32.02	0.29	0.00
2028	1.65	0.41	0.62	0.16	42.94	1.56	26.65	0.24	0.00
2029	1.37	0.34	0.51	0.13	42.94	1.56	22.05	0.20	0.00
2030	0.90	0.22	0.34	0.08	42.94	1.56	14.42	0.13	0.00
Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**52.17**	**13.04**	**19.56**	**4.89**	**42.94**	**1.56**	**840.00**	**7.63**	**0.00**
Ult	**52.17**	**13.04**							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2016	1.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2017	1.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2018	1.00	4.51	2.44	19.75	0.00	3.50	0.00	0.00	67.21	51.48
2019	1.00	6.64	3.59	0.00	0.00	6.00	0.00	0.00	127.24	142.56
2020	1.00	5.52	2.98	0.00	0.00	6.00	0.00	0.00	104.88	210.51
2021	1.00	4.57	2.47	0.00	0.00	6.00	0.00	0.00	85.76	260.81
2022	1.00	3.79	2.05	0.00	0.00	6.00	0.00	0.00	70.17	298.06
2023	1.00	3.15	1.70	0.00	0.00	6.00	0.00	0.00	57.23	325.57
2024	1.00	2.62	1.42	0.00	0.00	6.00	0.00	0.00	46.62	345.85
2025	1.00	2.17	1.17	0.00	0.00	6.00	0.00	0.00	37.55	360.64
2026	1.00	1.80	0.97	0.00	0.00	6.00	0.00	0.00	30.15	371.39
2027	1.00	1.49	0.81	0.00	0.00	6.00	0.00	0.00	24.01	379.14
2028	1.00	1.24	0.67	0.00	0.00	6.00	0.00	0.00	18.97	384.68
2029	1.00	1.03	0.56	0.00	0.00	6.00	0.00	0.00	14.67	388.56
2030	0.00	0.67	0.36	0.00	0.00	4.57	0.00	0.00	8.95	390.73
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		**39.21**	**21.19**	**19.75**	**0.00**	**74.07**	**0.00**	**0.00**	**693.41**	**390.73**

Major Phase :	Oil		
Perfs :	3898 - 3917		
Initial Rate :	900.00	bbl/month	
Abandonment :	90.00	bbl/month	
Initial Decline :	17.00	% year	b = 0.000
Beg Ratio :	0.250		
End Ratio :	0.250		

Abandonment Date :	10/8/2030
Working Int :	0.50000000
Revenue Int :	0.37500000
Disc. Initial Invest. (M$) :	15.78
ROInvestment (disc/undisc) :	25.75 / 36.11
Years to Payout :	2.38
Internal ROR (%) :	700.00

Present Worth Profile (M$)

PW	**5.00% :**	**515.18**
PW	**8.00% :**	**435.43**
PW	**10.00% :**	**390.73**
PW	**12.00% :**	**351.61**
PW	**15.00% :**	**301.63**
PW	**20.00% :**	**236.39**

Date : 06/09/2016 9:37:47AM

ECONOMIC PROJECTION

Project Name : IWO 03-2016
Partner : All Cases
Case Type : LEASE CASE
Archive Set : default

As Of Date : 03/01/2016
Discount Rate (%) : 10.00
All Cases

SEC Prices @ 10%

Case : PITTARD BEND ARCH WHITE 2A
Reserve Cat. : Proved Behind Pipe
Field : WHITLEY
Operator : INTERNATIONAL WESTERN OIL CORF
Reservoir : JENNINGS SAND
Co., State : COLEMAN, TX

Cum Oil (Mbbl) : 0.00
Cum Gas (MMcf) : 0.00

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue (M$)	Gas Revenue (M$)	Misc. Revenue (M$)
2016	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2017	2.68	0.67	0.79	0.20	42.94	1.56	34.05	0.31	0.00
2018	0.44	0.11	0.13	0.03	42.94	1.56	5.60	0.05	0.00
Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**3.12**	**0.78**	**0.92**	**0.23**	**42.94**	**1.56**	**39.65**	**0.36**	**0.00**
Ult	**3.12**	**0.78**							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2016	1.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2017	1.00	1.59	0.86	15.60	0.00	3.95	0.00	0.00	12.35	10.27
2018	0.00	0.26	0.14	0.00	0.00	1.52	0.00	0.00	3.73	13.32
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		**1.85**	**1.00**	**15.60**	**0.00**	**5.47**	**0.00**	**0.00**	**16.09**	**13.32**

Major Phase :	Oil		
Perfs :	3898 - 3917		
Initial Rate :	450.00	bbl/month	
Abandonment :	90.00	bbl/month	
Initial Decline :	75.00	% year	b = 0.000
Beg Ratio :	0.250		
End Ratio :	0.250		

Abandonment Date :	4/28/2018
Working Int :	0.39500000
Revenue Int :	0.29630000
Disc. Initial Invest. (M$) :	14.12
ROInvestment (disc/undisc) :	1.94 / 2.03
Years to Payout :	1.34
Internal ROR (%) :	206.15

Present Worth Profile (M$)

PW	5.00% :	14.64
PW	8.00% :	13.84
PW	10.00% :	13.32
PW	12.00% :	12.83
PW	15.00% :	12.12
PW	20.00% :	11.03

Date : 06/09/2016 9:37:47AM

ECONOMIC PROJECTION

Project Name :	IWO 03-2016	Case :	PITTARD BEND ARCH WHITE 3A
Partner :	All Cases	Reserve Cat. :	Proved Behind Pipe
Case Type :	LEASE CASE	Field :	WHITLEY
Archive Set :	default	Operator :	INTERNATIONAL WESTERN OIL CORF
		Reservoir :	JENNINGS SAND
		Co., State :	COLEMAN, TX

As Of Date : 03/01/2016
Discount Rate (%) : 10.00
All Cases

SEC Prices @ 10%

Cum Oil (Mbbl) : 0.00
Cum Gas (MMcf) : 0.00

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue (M$)	Gas Revenue (M$)	Misc. Revenue (M$)
2016	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2017	2.45	0.61	0.73	0.18	42.94	1.56	31.15	0.28	0.00
2018	1.48	0.37	0.44	0.11	42.94	1.56	18.84	0.17	0.00
Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**3.93**	**0.98**	**1.16**	**0.29**	**42.94**	**1.56**	**49.99**	**0.45**	**0.00**
Ult	**3.93**	**0.98**							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2016	1.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2017	1.00	1.45	0.79	15.60	0.00	2.77	0.00	0.00	10.82	8.86
2018	0.00	0.88	0.48	0.00	0.00	2.86	0.00	0.00	14.79	20.80
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		**2.33**	**1.26**	**15.60**	**0.00**	**5.63**	**0.00**	**0.00**	**25.62**	**20.80**

Major Phase :	Oil		
Perfs :	3898 - 3917		
Initial Rate :	450.00	bbl/month	
Abandonment :	150.00	bbl/month	
Initial Decline :	60.00	% year	b = 0.000
Beg Ratio :	0.250		
End Ratio :	0.250		

Abandonment Date :	8/11/2018
Working Int :	0.39500000
Revenue Int :	0.29630000
Disc. Initial Invest. (M$) :	13.77
ROInvestment (disc/undisc) :	2.51 / 2.64
Years to Payout :	1.56
Internal ROR (%) :	263.45

Present Worth Profile (M$)

PW	5.00% :	23.08
PW	8.00% :	21.68
PW	10.00% :	20.80
PW	12.00% :	19.95
PW	15.00% :	18.75
PW	20.00% :	16.90

Date : 06/09/2016 9:37:47AM

ECONOMIC PROJECTION

Project Name : IWO 03-2016	As Of Date : 03/01/2016	**Case :**	PITTARD BEND ARCH WHITE 4A
Partner : All Cases	Discount Rate (%) : 10.00	**Reserve Cat. :**	Proved Behind Pipe
Case Type : LEASE CASE	All Cases	**Field :**	WHITLEY
Archive Set : default	SEC Prices @ 10%	**Operator :**	INTERNATIONAL WESTERN OIL CORF
		Reservoir :	JENNINGS SAND
		Co., State :	COLEMAN, TX

Cum Oil (Mbbl) : 0.00
Cum Gas (MMcf) : 0.00

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue (M$)	Gas Revenue (M$)	Misc. Revenue (M$)
2016	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2017	1.73	0.43	0.51	0.13	42.94	1.56	22.00	0.20	0.00
2018	4.38	1.09	1.30	0.32	42.94	1.56	55.72	0.51	0.00
2019	3.40	0.85	1.01	0.25	42.94	1.56	43.25	0.39	0.00
2020	2.64	0.66	0.78	0.20	42.94	1.56	33.65	0.31	0.00
2021	2.04	0.51	0.61	0.15	42.94	1.56	25.99	0.24	0.00
Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**14.20**	**3.55**	**4.21**	**1.05**	**42.94**	**1.56**	**180.61**	**1.64**	**0.00**
Ult	**14.20**	**3.55**							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2016	1.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2017	1.00	1.03	0.56	15.60	0.00	1.58	0.00	0.00	3.44	2.63
2018	1.00	2.60	1.41	0.00	0.00	4.74	0.00	0.00	47.48	40.20
2019	1.00	2.02	1.09	0.00	0.00	4.74	0.00	0.00	35.79	65.83
2020	1.00	1.57	0.85	0.00	0.00	4.74	0.00	0.00	26.79	83.21
2021	0.00	1.21	0.66	0.00	0.00	4.73	0.00	0.00	19.63	94.73
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		**8.43**	**4.56**	**15.60**	**0.00**	**20.53**	**0.00**	**0.00**	**133.13**	**94.73**

Major Phase :	Oil		
Perfs :	3898 - 3917		
Initial Rate :	450.00	bbl/month	
Abandonment :	150.00	bbl/month	
Initial Decline :	22.40	% year	b = 0.000
Beg Ratio :	0.250		
End Ratio :	0.250		

Abandonment Date :	12/30/2021
Working Int :	0.39500000
Revenue Int :	0.29630000
Disc. Initial Invest. (M$) :	13.43
ROInvestment (disc/undisc) :	8.05 / 9.53
Years to Payout :	1.78
Internal ROR (%) :	350.72

Present Worth Profile (M$)

PW	**5.00% :**	**112.10**
PW	**8.00% :**	**101.29**
PW	**10.00% :**	**94.73**
PW	**12.00% :**	**88.65**
PW	**15.00% :**	**80.33**
PW	**20.00% :**	**68.34**

Date : 06/09/2016 9:37:47AM

ECONOMIC SUMMARY PROJECTION

Proved Undeveloped Rsv Class & Category

Project Name : IWO 03-2016
Partner : All Cases
Case Type : REPORT BREAK TOTAL CASE

As Of Date : 03/01/2016
Discount Rate (%) : 10.00
All Cases

SEC Prices @ 10%

Cum Oil (Mbbl) : 0.00
Cum Gas (MMcf) : 0.00

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue (M$)	Gas Revenue (M$)	Misc. Revenue (M$)
2016	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2017	20.18	16.43	6.16	5.01	42.94	1.56	264.32	7.82	0.00
2018	51.56	42.33	16.48	13.34	42.94	1.56	707.83	20.82	0.00
2019	44.77	37.51	14.19	11.72	42.94	1.56	609.27	18.28	0.00
2020	29.47	26.90	9.06	8.34	42.94	1.56	389.20	13.00	0.00
2021	22.04	19.58	6.78	6.07	42.94	1.56	291.03	9.48	0.00
2022	17.17	14.94	5.27	4.63	42.94	1.56	226.41	7.22	0.00
2023	13.61	11.63	4.17	3.60	42.94	1.56	179.16	5.61	0.00
2024	10.85	9.10	3.32	2.81	42.94	1.56	142.55	4.38	0.00
2025	8.63	7.09	2.63	2.19	42.94	1.56	113.14	3.41	0.00
2026	6.53	5.15	1.99	1.59	42.94	1.56	85.57	2.48	0.00
2027	4.58	3.32	1.40	1.03	42.94	1.56	60.17	1.61	0.00
2028	3.44	2.33	1.05	0.72	42.94	1.56	44.95	1.12	0.00
2029	2.45	1.46	0.73	0.43	42.94	1.56	31.18	0.68	0.00
2030	2.05	1.21	0.61	0.36	42.94	1.56	26.07	0.56	0.00
Rem	6.21	3.07	1.84	0.91	42.94	1.56	79.01	1.42	0.00
Total	**243.54**	**202.06**	**75.68**	**62.75**	**42.94**	**1.56**	**3,249.85**	**97.90**	**0.00**
Ult	**243.54**	**202.06**							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2016	7.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2017	7.00	12.74	6.80	817.62	0.00	9.80	0.00	0.00	-574.82	-496.88
2018	7.00	34.12	18.22	129.96	0.00	32.54	0.00	0.00	513.81	-89.82
2019	6.00	29.40	15.69	0.00	0.00	35.55	0.00	0.00	546.91	302.02
2020	6.00	18.88	10.06	0.00	0.00	29.70	0.00	0.00	343.57	524.79
2021	5.00	14.10	7.51	0.00	0.00	26.22	0.00	0.00	252.68	673.11
2022	5.00	10.96	5.84	0.00	0.00	24.96	0.00	0.00	191.88	775.04
2023	5.00	8.66	4.62	0.00	0.00	24.96	0.00	0.00	146.53	845.50
2024	5.00	6.89	3.67	0.00	0.00	24.96	0.00	0.00	111.42	894.01
2025	5.00	5.46	2.91	0.00	0.00	24.96	0.00	0.00	83.22	926.80
2026	4.00	4.12	2.20	0.00	0.00	23.36	0.00	0.00	58.36	947.66
2027	4.00	2.89	1.54	0.00	0.00	20.22	0.00	0.00	37.12	959.65
2028	3.00	2.15	1.15	0.00	0.00	16.00	0.00	0.00	26.77	967.48
2029	2.00	1.48	0.80	0.00	0.00	9.48	0.00	0.00	20.09	972.80
2030	2.00	1.24	0.67	0.00	0.00	9.48	0.00	0.00	15.24	976.44
Rem.		3.74	2.01	0.00	0.00	45.41	0.00	0.00	29.27	5.65
Total		**156.84**	**83.69**	**947.57**	**0.00**	**357.60**	**0.00**	**0.00**	**1,802.05**	**982.10**

Disc. Initial Invest. (M$) :	803.99
ROInvestment (disc/undisc) :	2.22 / 2.90
Years to Payout :	2.94
Internal ROR (%) :	63.09

Present Worth Profile (M$)

PW	5.00% :	1,323.37
PW	8.00% :	1,105.49
PW	10.00% :	982.10
PW	12.00% :	873.27
PW	15.00% :	732.99
PW	20.00% :	547.70

Date : 06/09/2016 9:37:47AM

ECONOMIC PROJECTION

Project Name : IWO 03-2016
Partner : All Cases
Case Type : LEASE CASE
Archive Set : default

As Of Date : 03/01/2016
Discount Rate (%) : 10.00
All Cases

SEC Prices @ 10%

Case : RED B PUD # 06
Reserve Cat. : Proved Undeveloped
Field : WHITLEY
Operator : INTERNATIONAL WESTERN OIL CORP
Reservoir : GRAY/ELLENBURGER
Co., State : COLEMAN, TX

Cum Oil (Mbbl) : 0.00
Cum Gas (MMcf) : 0.00

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue (M$)	Gas Revenue (M$)	Misc. Revenue (M$)
2016	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2017	1.47	1.61	0.55	0.61	42.94	1.56	23.63	0.94	0.00
2018	7.45	8.19	2.79	3.07	42.94	1.56	119.96	4.79	0.00
2019	5.59	6.15	2.10	2.31	42.94	1.56	89.99	3.60	0.00
2020	4.20	4.62	1.58	1.73	42.94	1.56	67.66	2.70	0.00
2021	3.14	3.46	1.18	1.30	42.94	1.56	50.60	2.02	0.00
2022	2.36	2.59	0.88	0.97	42.94	1.56	37.96	1.52	0.00
2023	1.77	1.95	0.66	0.73	42.94	1.56	28.47	1.14	0.00
2024	1.33	1.46	0.50	0.55	42.94	1.56	21.41	0.86	0.00
2025	0.99	1.09	0.37	0.41	42.94	1.56	16.01	0.64	0.00
2026	0.75	0.82	0.28	0.31	42.94	1.56	12.01	0.48	0.00
2027	0.56	0.62	0.21	0.23	42.94	1.56	9.01	0.36	0.00
2028	0.34	0.37	0.13	0.14	42.94	1.56	5.44	0.22	0.00
Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**29.94**	**32.94**	**11.23**	**12.35**	**42.94**	**1.56**	**482.15**	**19.27**	**0.00**
Ult	**29.94**	**32.94**							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2016	1.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2017	1.00	1.16	0.61	164.50	0.00	1.00	0.00	0.00	-142.70	-121.06
2018	1.00	5.88	3.12	0.00	0.00	6.00	0.00	0.00	109.76	-34.20
2019	1.00	4.41	2.34	0.00	0.00	6.00	0.00	0.00	80.84	23.72
2020	1.00	3.32	1.76	0.00	0.00	6.00	0.00	0.00	59.29	62.17
2021	1.00	2.48	1.32	0.00	0.00	6.00	0.00	0.00	42.83	87.31
2022	1.00	1.86	0.99	0.00	0.00	6.00	0.00	0.00	30.63	103.59
2023	1.00	1.40	0.74	0.00	0.00	6.00	0.00	0.00	21.48	113.93
2024	1.00	1.05	0.56	0.00	0.00	6.00	0.00	0.00	14.66	120.32
2025	1.00	0.78	0.42	0.00	0.00	6.00	0.00	0.00	9.45	124.04
2026	1.00	0.59	0.31	0.00	0.00	6.00	0.00	0.00	5.59	126.04
2027	1.00	0.44	0.23	0.00	0.00	6.00	0.00	0.00	2.69	126.92
2028	1.00	0.27	0.14	0.00	0.00	4.63	0.00	0.00	0.62	127.10
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		**23.62**	**12.54**	**164.50**	**0.00**	**65.63**	**0.00**	**0.00**	**235.13**	**127.10**

Major Phase :	Oil		
Perfs :	3898 - 3917		
Initial Rate :	750.00	bbl/month	
Abandonment :	32.17	bbl/month	
Initial Decline :	25.00	% year	b = 0.000
Beg Ratio :	1.100		
End Ratio :	1.100		

Abandonment Date :	10/11/2028
Working Int :	0.50000000
Revenue Int :	0.37500000
Disc. Initial Invest. (M$) :	139.29
ROInvestment (disc/undisc) :	1.91 / 2.43
Years to Payout :	3.21
Internal ROR (%) :	49.85

Present Worth Profile (M$)

PW	**5.00% :**	**173.10**
PW	**8.00% :**	**143.90**
PW	**10.00% :**	**127.10**
PW	**12.00% :**	**112.13**
PW	**15.00% :**	**92.66**
PW	**20.00% :**	**66.68**

ECONOMIC PROJECTION

Date : 06/09/2016 9:37:47AM

Project Name :	IWO 03-2016
Partner :	All Cases
Case Type :	LEASE CASE
Archive Set :	default

As Of Date : 03/01/2016
Discount Rate (%) : 10.00
All Cases

SEC Prices @ 10%

Case :	RED B PUD # 07
Reserve Cat. :	Proved Undeveloped
Field :	WHITLEY
Operator :	INTERNATIONAL WESTERN OIL CORF
Reservoir :	GRAY/JENNINGS
Co., State :	COLEMAN, TX

Cum Oil (Mbbl) : **0.00**
Cum Gas (MMcf) : **0.00**

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue (M$)	Gas Revenue (M$)	Misc. Revenue (M$)
2016	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2017	0.76	0.19	0.28	0.07	42.94	1.56	12.18	0.11	0.00
2018	7.89	1.97	2.96	0.74	42.94	1.56	127.11	1.15	0.00
2019	6.16	1.54	2.31	0.58	42.94	1.56	99.16	0.90	0.00
Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**14.81**	**3.70**	**5.55**	**1.39**	**42.94**	**1.56**	**238.45**	**2.17**	**0.00**
Ult	**14.81**	**3.70**							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2016	1.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2017	1.00	0.57	0.31	164.50	0.00	0.50	0.00	0.00	-153.58	-129.07
2018	1.00	5.93	3.21	0.00	0.00	6.00	0.00	0.00	113.12	-39.59
2019	0.00	4.63	2.50	0.00	0.00	5.85	0.00	0.00	87.08	22.83
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		**11.13**	**6.02**	**164.50**	**0.00**	**12.35**	**0.00**	**0.00**	**46.61**	**22.83**

Major Phase :	Oil		
Perfs :	3898 - 3917		
Initial Rate :	750.00	bbl/month	
Abandonment :	470.00	bbl/month	
Initial Decline :	20.30	% year	b = 0.000
Beg Ratio :	0.250		
End Ratio :	0.250		

Abandonment Date :	12/22/2019
Working Int :	0.50000000
Revenue Int :	0.37500000
Disc. Initial Invest. (M$) :	138.16
ROInvestment (disc/undisc) :	1.17 / 1.28
Years to Payout :	3.26
Internal ROR (%) :	26.80

Present Worth Profile (M$)

PW	**5.00% :**	**33.50**
PW	**8.00% :**	**26.83**
PW	**10.00% :**	**22.83**
PW	**12.00% :**	**19.15**
PW	**15.00% :**	**14.20**
PW	**20.00% :**	**7.25**

Date : 06/09/2016 9:37:47AM

ECONOMIC PROJECTION

Project Name : IWO 03-2016
Partner : All Cases
Case Type : LEASE CASE
Archive Set : default

As Of Date : 03/01/2016
Discount Rate (%) : 10.00
All Cases

SEC Prices @ 10%

Case : WHITE A PUD # 01
Reserve Cat. : Proved Undeveloped
Field : WHITLEY
Operator : INTERNATIONAL WESTERN OIL CORF
Reservoir : GRAY/JENNINGS
Co., State : COLEMAN, TX

Cum Oil (Mbbl) : 0.00
Cum Gas (MMcf) : 0.00

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue (M$)	Gas Revenue (M$)	Misc. Revenue (M$)
2016	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2017	6.03	1.51	1.79	0.45	42.94	1.56	76.72	0.70	0.00
2018	9.02	2.26	2.67	0.67	42.94	1.56	114.80	1.04	0.00
2019	7.64	1.91	2.26	0.57	42.94	1.56	97.24	0.88	0.00
2020	6.49	1.62	1.92	0.48	42.94	1.56	82.58	0.75	0.00
2021	5.48	1.37	1.62	0.41	42.94	1.56	69.75	0.63	0.00
2022	4.64	1.16	1.38	0.34	42.94	1.56	59.08	0.54	0.00
2023	3.93	0.98	1.17	0.29	42.94	1.56	50.05	0.45	0.00
2024	3.34	0.84	0.99	0.25	42.94	1.56	42.50	0.39	0.00
2025	2.82	0.71	0.84	0.21	42.94	1.56	35.90	0.33	0.00
2026	2.39	0.60	0.71	0.18	42.94	1.56	30.41	0.28	0.00
2027	2.02	0.51	0.60	0.15	42.94	1.56	25.76	0.23	0.00
2028	1.72	0.43	0.51	0.13	42.94	1.56	21.88	0.20	0.00
2029	1.45	0.36	0.43	0.11	42.94	1.56	18.48	0.17	0.00
2030	1.23	0.31	0.36	0.09	42.94	1.56	15.65	0.14	0.00
Rem	4.42	1.11	1.31	0.33	42.94	1.56	56.26	0.51	0.00
Total	**62.65**	**15.66**	**18.56**	**4.64**	**42.94**	**1.56**	**797.05**	**7.24**	**0.00**
Ult	**62.65**	**15.66**							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2016	1.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2017	1.00	3.58	1.94	114.35	0.00	2.77	0.00	0.00	-45.22	-41.89
2018	1.00	5.36	2.90	0.00	0.00	4.74	0.00	0.00	102.85	39.42
2019	1.00	4.54	2.45	0.00	0.00	4.74	0.00	0.00	86.39	101.25
2020	1.00	3.86	2.08	0.00	0.00	4.74	0.00	0.00	72.65	148.31
2021	1.00	3.26	1.76	0.00	0.00	4.74	0.00	0.00	60.63	183.86
2022	1.00	2.76	1.49	0.00	0.00	4.74	0.00	0.00	50.63	210.74
2023	1.00	2.34	1.26	0.00	0.00	4.74	0.00	0.00	42.16	231.00
2024	1.00	1.98	1.07	0.00	0.00	4.74	0.00	0.00	35.09	246.27
2025	1.00	1.68	0.91	0.00	0.00	4.74	0.00	0.00	28.90	257.65
2026	1.00	1.42	0.77	0.00	0.00	4.74	0.00	0.00	23.76	266.11
2027	1.00	1.20	0.65	0.00	0.00	4.74	0.00	0.00	19.40	272.37
2028	1.00	1.02	0.55	0.00	0.00	4.74	0.00	0.00	15.76	276.98
2029	1.00	0.86	0.47	0.00	0.00	4.74	0.00	0.00	12.57	280.30
2030	1.00	0.73	0.39	0.00	0.00	4.74	0.00	0.00	9.93	282.68
Rem.		2.63	1.42	0.00	0.00	29.85	0.00	0.00	22.87	4.34
Total		**37.21**	**20.11**	**114.35**	**0.00**	**94.24**	**0.00**	**0.00**	**538.39**	**287.02**

Major Phase :	Oil		
Perfs :	3898 - 3917		
Initial Rate :	900.00	bbl/month	
Abandonment :	33.11	bbl/month	
Initial Decline :	15.30	% year	b = 0.000
Beg Ratio :	0.250		
End Ratio :	0.250		

Abandonment Date :	4/20/2037
Working Int :	0.39500000
Revenue Int :	0.29630000
Disc. Initial Invest. (M$) :	100.96
ROInvestment (disc/undisc) :	3.84 / 5.71
Years to Payout :	2.26
Internal ROR (%) :	90.44

Present Worth Profile (M$)

PW	**5.00% :**	**387.98**
PW	**8.00% :**	**322.92**
PW	**10.00% :**	**287.02**
PW	**12.00% :**	**255.93**
PW	**15.00% :**	**216.61**
PW	**20.00% :**	**165.89**

Date : 06/09/2016 9:37:47AM

ECONOMIC PROJECTION

Project Name : IWO 03-2016
Partner : All Cases
Case Type : LEASE CASE
Archive Set : default

As Of Date : 03/01/2016
Discount Rate (%) : 10.00
All Cases

SEC Prices @ 10%

Case : WHITE A PUD # 02
Reserve Cat. : Proved Undeveloped
Field : WHITLEY
Operator : INTERNATIONAL WESTERN OIL CORF
Reservoir : GRAY/JENNINGS/ELLEN
Co., State : COLEMAN, TX

Cum Oil (Mbbl) : 0.00
Cum Gas (MMcf) : 0.00

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue (M$)	Gas Revenue (M$)	Misc. Revenue (M$)
2016	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2017	5.18	5.70	1.53	1.69	42.94	1.56	65.87	2.63	0.00
2018	8.86	9.74	2.62	2.89	42.94	1.56	112.71	4.50	0.00
2019	7.26	7.99	2.15	2.37	42.94	1.56	92.43	3.69	0.00
2020	5.97	6.57	1.77	1.95	42.94	1.56	75.99	3.04	0.00
2021	4.88	5.37	1.45	1.59	42.94	1.56	62.13	2.48	0.00
2022	4.01	4.41	1.19	1.31	42.94	1.56	50.96	2.04	0.00
2023	3.28	3.61	0.97	1.07	42.94	1.56	41.79	1.67	0.00
2024	2.70	2.97	0.80	0.88	42.94	1.56	34.36	1.37	0.00
2025	2.21	2.43	0.65	0.72	42.94	1.56	28.09	1.12	0.00
2026	1.81	1.99	0.54	0.59	42.94	1.56	23.04	0.92	0.00
2027	1.49	1.63	0.44	0.48	42.94	1.56	18.89	0.76	0.00
2028	1.22	1.34	0.36	0.40	42.94	1.56	15.53	0.62	0.00
2029	1.00	1.10	0.30	0.33	42.94	1.56	12.70	0.51	0.00
2030	0.82	0.90	0.24	0.27	42.94	1.56	10.42	0.42	0.00
Rem	1.79	1.97	0.53	0.58	42.94	1.56	22.75	0.91	0.00
Total	**52.48**	**57.72**	**15.55**	**17.10**	**42.94**	**1.56**	**667.67**	**26.68**	**0.00**
Ult	**52.48**	**57.72**							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2016	1.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2017	1.00	3.23	1.71	129.96	0.00	2.37	0.00	0.00	-68.76	-61.73
2018	1.00	5.52	2.93	0.00	0.00	4.74	0.00	0.00	104.02	20.53
2019	1.00	4.53	2.40	0.00	0.00	4.74	0.00	0.00	84.45	80.99
2020	1.00	3.72	1.98	0.00	0.00	4.74	0.00	0.00	68.59	125.43
2021	1.00	3.04	1.62	0.00	0.00	4.74	0.00	0.00	55.22	157.82
2022	1.00	2.50	1.32	0.00	0.00	4.74	0.00	0.00	44.43	181.41
2023	1.00	2.05	1.09	0.00	0.00	4.74	0.00	0.00	35.59	198.52
2024	1.00	1.68	0.89	0.00	0.00	4.74	0.00	0.00	28.41	210.88
2025	1.00	1.38	0.73	0.00	0.00	4.74	0.00	0.00	22.37	219.69
2026	1.00	1.13	0.60	0.00	0.00	4.74	0.00	0.00	17.49	225.93
2027	1.00	0.93	0.49	0.00	0.00	4.74	0.00	0.00	13.49	230.29
2028	1.00	0.76	0.40	0.00	0.00	4.74	0.00	0.00	10.25	233.28
2029	1.00	0.62	0.33	0.00	0.00	4.74	0.00	0.00	7.52	235.27
2030	1.00	0.51	0.27	0.00	0.00	4.74	0.00	0.00	5.31	236.55
Rem.		1.11	0.59	0.00	0.00	15.56	0.00	0.00	6.39	1.31
Total		**32.71**	**17.36**	**129.96**	**0.00**	**79.55**	**0.00**	**0.00**	**434.78**	**237.86**

Major Phase : Oil
Perfs : 3898 - 3917
Initial Rate : 900.00 bbl/month
Abandonment : 32.16 bbl/month
Initial Decline : 18.00 % year b = 0.000
Beg Ratio : 1.100
End Ratio : 1.100

Abandonment Date : 4/14/2034
Working Int : 0.39500000
Revenue Int : 0.29630000
Disc. Initial Invest. (M$) : 113.80
ROInvestment (disc/undisc) : 3.09 / 4.35
Years to Payout : 2.48
Internal ROR (%) : 76.93

Present Worth Profile (M$)

PW	5.00% :	318.91
PW	8.00% :	267.00
PW	10.00% :	237.86
PW	12.00% :	212.32
PW	15.00% :	179.61
PW	20.00% :	136.77

Date : 06/09/2016 9:37:47AM

ECONOMIC PROJECTION

Project Name :	IWO 03-2016
Partner :	AllCases
Case Type :	LEASE CASE
Archive Set :	default

As Of Date : 03/01/2016
Discount Rate (%) : 10.00
All Cases

SEC Prices @ 10%

Case :	WHITE A PUD # 03
Reserve Cat. :	Proved Undeveloped
Field :	WHITLEY
Operator :	INTERNATIONAL WESTERN OIL CORP
Reservoir :	GRAY/JENNINGS/ELLEN
Co., State :	COLEMAN, TX

Cum Oil (Mbbl) : 0.00
Cum Gas (MMcf) : 0.00

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue (M$)	Gas Revenue (M$)	Misc. Revenue (M$)
2016	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2017	4.24	4.67	1.26	1.38	42.94	1.56	54.00	2.16	0.00
2018	8.17	8.98	2.42	2.66	42.94	1.56	103.90	4.15	0.00
2019	6.00	6.60	1.78	1.96	42.94	1.56	76.38	3.05	0.00
2020	4.42	4.87	1.31	1.44	42.94	1.56	56.28	2.25	0.00
2021	3.24	3.57	0.96	1.06	42.94	1.56	41.25	1.65	0.00
2022	2.38	2.62	0.71	0.78	42.94	1.56	30.32	1.21	0.00
2023	1.75	1.93	0.52	0.57	42.94	1.56	22.29	0.89	0.00
2024	1.29	1.42	0.38	0.42	42.94	1.56	16.43	0.66	0.00
2025	0.95	1.04	0.28	0.31	42.94	1.56	12.04	0.48	0.00
2026	0.70	0.77	0.21	0.23	42.94	1.56	8.85	0.35	0.00
2027	0.51	0.56	0.15	0.17	42.94	1.56	6.51	0.26	0.00
2028	0.17	0.18	0.05	0.05	42.94	1.56	2.10	0.08	0.00
Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**33.82**	**37.21**	**10.02**	**11.02**	**42.94**	**1.56**	**430.35**	**17.20**	**0.00**
Ult	**33.82**	**37.21**							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2016	1.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2017	1.00	2.65	1.40	129.96	0.00	1.98	0.00	0.00	-79.82	-70.36
2018	1.00	5.09	2.70	0.00	0.00	4.74	0.00	0.00	95.52	5.24
2019	1.00	3.74	1.99	0.00	0.00	4.74	0.00	0.00	68.97	54.66
2020	1.00	2.76	1.46	0.00	0.00	4.74	0.00	0.00	49.57	86.82
2021	1.00	2.02	1.07	0.00	0.00	4.74	0.00	0.00	35.06	107.41
2022	1.00	1.49	0.79	0.00	0.00	4.74	0.00	0.00	24.52	120.44
2023	1.00	1.09	0.58	0.00	0.00	4.74	0.00	0.00	16.77	128.51
2024	1.00	0.80	0.43	0.00	0.00	4.74	0.00	0.00	11.11	133.36
2025	1.00	0.59	0.31	0.00	0.00	4.74	0.00	0.00	6.88	136.07
2026	1.00	0.43	0.23	0.00	0.00	4.74	0.00	0.00	3.80	137.43
2027	1.00	0.32	0.17	0.00	0.00	4.74	0.00	0.00	1.54	137.93
2028	0.00	0.10	0.05	0.00	0.00	1.89	0.00	0.00	0.14	137.97
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		**21.09**	**11.19**	**129.96**	**0.00**	**51.26**	**0.00**	**0.00**	**234.06**	**137.97**

Major Phase :	Oil		
Perfs :	3898 - 3917		
Initial Rate :	900.00	bbl/month	
Abandonment :	32.17	bbl/month	
Initial Decline :	26.50	% year	b = 0.000
Beg Ratio :	1.100		
End Ratio :	1.100		

Abandonment Date :	5/26/2028
Working Int :	0.39500000
Revenue Int :	0.29630000
Disc. Initial Invest. (M$) :	112.84
ROInvestment (disc/undisc) :	2.22 / 2.80
Years to Payout :	2.65
Internal ROR (%) :	64.98

Present Worth Profile (M$)

PW	5.00% :	179.48
PW	8.00% :	153.25
PW	10.00% :	137.97
PW	12.00% :	124.22
PW	15.00% :	106.08
PW	20.00% :	81.36

Date : 06/09/2016 9:37:47AM

ECONOMIC PROJECTION

Project Name : IWO 03-2016
Partner : All Cases
Case Type : LEASE CASE
Archive Set : default

As Of Date : 03/01/2016
Discount Rate (%) : 10.00
All Cases

SEC Prices @ 10%

Case : WHITE A PUD # 04
Reserve Cat. : Proved Undeveloped
Field : WHITLEY
Operator : INTERNATIONAL WESTERN OIL CORP
Reservoir : GRAY/JENNINGS/ELLEN
Co., State : COLEMAN, TX

Cum Oil (Mbbl) : 0.00
Cum Gas (MMcf) : 0.00

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue (M$)	Gas Revenue (M$)	Misc. Revenue (M$)
2016	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2017	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2018	3.45	3.79	1.02	1.12	42.94	1.56	43.86	1.75	0.00
2019	8.61	9.47	2.55	2.81	42.94	1.56	109.58	4.38	0.00
2020	6.56	7.22	1.94	2.14	42.94	1.56	83.49	3.34	0.00
2021	4.97	5.47	1.47	1.62	42.94	1.56	63.27	2.53	0.00
2022	3.78	4.16	1.12	1.23	42.94	1.56	48.09	1.92	0.00
2023	2.87	3.16	0.85	0.94	42.94	1.56	36.56	1.46	0.00
2024	2.19	2.41	0.65	0.71	42.94	1.56	27.85	1.11	0.00
2025	1.66	1.82	0.49	0.54	42.94	1.56	21.11	0.84	0.00
2026	0.88	0.97	0.26	0.29	42.94	1.56	11.26	0.45	0.00
Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**34.98**	**38.48**	**10.36**	**11.40**	**42.94**	**1.56**	**445.06**	**17.79**	**0.00**
Ult	**34.98**	**38.48**							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2016	1.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2017	1.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2018	1.00	2.15	1.14	129.96	0.00	1.58	0.00	0.00	-89.21	-70.18
2019	1.00	5.37	2.85	0.00	0.00	4.74	0.00	0.00	101.00	2.17
2020	1.00	4.09	2.17	0.00	0.00	4.74	0.00	0.00	75.83	51.33
2021	1.00	3.10	1.64	0.00	0.00	4.74	0.00	0.00	56.31	84.39
2022	1.00	2.36	1.25	0.00	0.00	4.74	0.00	0.00	41.67	106.53
2023	1.00	1.79	0.95	0.00	0.00	4.74	0.00	0.00	30.54	121.22
2024	1.00	1.36	0.72	0.00	0.00	4.74	0.00	0.00	22.14	130.86
2025	1.00	1.03	0.55	0.00	0.00	4.74	0.00	0.00	15.63	137.02
2026	0.00	0.55	0.29	0.00	0.00	3.14	0.00	0.00	7.72	139.82
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		**21.81**	**11.57**	**129.96**	**0.00**	**37.90**	**0.00**	**0.00**	**261.61**	**139.82**

Major Phase :	Oil		
Perfs :	3898 - 3917		
Initial Rate :	900.00	bbl/month	
Abandonment :	100.00	bbl/month	
Initial Decline :	24.00	% year	b = 0.000
Beg Ratio :	1.100		
End Ratio :	1.100		

Abandonment Date :	9/2/2026
Working Int :	0.39500000
Revenue Int :	0.29630000
Disc. Initial Invest. (M$) :	101.29
ROInvestment (disc/undisc) :	2.38 / 3.01
Years to Payout :	3.70
Internal ROR (%) :	68.62

Present Worth Profile (M$)

PW	5.00% :	191.02
PW	8.00% :	158.38
PW	10.00% :	139.82
PW	12.00% :	123.44
PW	15.00% :	102.40
PW	20.00% :	74.88

Date : 06/09/2016 9:37:47AM

ECONOMIC PROJECTION

As Of Date : 03/01/2016
Discount Rate (%) : 10.00
All Cases

SEC Prices @ 10%

Project Name : IWO 03-2016
Partner : All Cases
Case Type : LEASE CASE
Archive Set : default

Case : WHITE A PUD # 05
Reserve Cat. : Proved Undeveloped
Field : WHITLEY
Operator : INTERNATIONAL WESTERN OIL CORF
Reservoir : JENNINGS
Co., State : COLEMAN, TX

Cum Oil (Mbbl) : 0.00
Cum Gas (MMcf) : 0.00

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue (M$)	Gas Revenue (M$)	Misc. Revenue (M$)
2016	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2017	2.51	2.76	0.74	0.82	42.94	1.56	31.91	1.28	0.00
2018	6.72	7.39	1.99	2.19	42.94	1.56	85.50	3.42	0.00
2019	3.50	3.85	1.04	1.14	42.94	1.56	44.48	1.78	0.00
2020	1.82	2.00	0.54	0.59	42.94	1.56	23.19	0.93	0.00
2021	0.32	0.35	0.09	0.10	42.94	1.56	4.03	0.16	0.00
Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**14.86**	**16.35**	**4.40**	**4.84**	**42.94**	**1.56**	**189.12**	**7.56**	**0.00**
Ult	**14.86**	**16.35**							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2016	1.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2017	1.00	1.56	0.83	114.35	0.00	1.19	0.00	0.00	-84.74	-72.78
2018	1.00	4.19	2.22	0.00	0.00	4.74	0.00	0.00	77.77	-11.04
2019	1.00	2.18	1.16	0.00	0.00	4.74	0.00	0.00	38.18	16.41
2020	1.00	1.14	0.60	0.00	0.00	4.74	0.00	0.00	17.63	27.90
2021	0.00	0.20	0.10	0.00	0.00	1.26	0.00	0.00	2.64	29.50
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		**9.27**	**4.92**	**114.35**	**0.00**	**16.66**	**0.00**	**0.00**	**51.48**	**29.50**

Major Phase :	Oil		
Perfs :	3898 - 3917		
Initial Rate :	900.00	bbl/month	
Abandonment :	90.00	bbl/month	
Initial Decline :	48.00	% year	b = 0.000
Beg Ratio :	1.100		
End Ratio :	1.100		

Abandonment Date :	4/8/2021
Working Int :	0.39500000
Revenue Int :	0.29630000
Disc. Initial Invest. (M$) :	97.65
ROInvestment (disc/undisc) :	1.30 / 1.45
Years to Payout :	2.98
Internal ROR (%) :	38.08

Present Worth Profile (M$)

PW	**5.00% :**	**39.38**
PW	**8.00% :**	**33.21**
PW	**10.00% :**	**29.50**
PW	**12.00% :**	**26.07**
PW	**15.00% :**	**21.43**
PW	**20.00% :**	**14.87**